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                                             UAM Funds
                                             Funds for the Informed Investor/sm/

Sirach Portfolios
Annual Report                                                   October 31, 2001

                                                     [LOGO] UAM
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UAM FUNDS                                                      SIRACH PORTFOLIOS

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Statements of Net Assets

   Sirach Special Equity Portfolio ........................................   13

   Sirach Growth Portfolio ................................................   19

   Sirach Strategic Balanced Portfolio ....................................   24

   Sirach Bond Portfolio ..................................................   32

   Sirach Equity Portfolio ................................................   37

Statements of Operations ..................................................   42

Statements of Changes in Net Assets

   Sirach Special Equity Portfolio ........................................   43

   Sirach Growth Portfolio ................................................   44

   Sirach Strategic Balanced Portfolio ....................................   45

   Sirach Bond Portfolio ..................................................   46

   Sirach Equity Portfolio ................................................   47

Financial Highlights

   Sirach Special Equity Portfolio ........................................   48

   Sirach Growth Portfolio ................................................   49

   Sirach Strategic Balanced Portfolio ....................................   50

   Sirach Bond Portfolio ..................................................   51

   Sirach Equity Portfolio ................................................   52

Notes to Financial Statements .............................................   53

Report of Independent Accountants .........................................   62
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UAM FUNDS                                                      SIRACH PORTFOLIOS

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November, 2001

Dear Shareholders:

Sirach Special Equity Portfolio

The Sirach Special Equity Portfolio completed fiscal 2001 with net assets of $127.8 million and a one year return of -37.24% in line with the Russell 2000 Growth Index return of -36.55%. Despite the Federal Reserve's loose monetary policy, the economy continued to deteriorate throughout the year. Many markets responded by posting negative returns for all four quarters.

For the year, the Russell 2000 Growth Index posted positive returns in only 2 of 12 economic sectors. The best sector performance for the index was in Consumer Staples at 10.6%, and the worst was in Technology at -60.2%. For the Special Equity Portfolio, returns were positive in 5 of 12 sectors with the best being Consumer Staples at 22.6% and the worst being Producer Durables at -66.1%. Positive contributions came from better returns in the Healthcare and Finance sectors, with other negative contributions from the Consumer Discretionary, Producer Durable and Technology sectors.

Sirach Growth Portfolio

The Sirach Growth Portfolio completed fiscal 2001 with net assets of $31.6 million. Market participants have been impacted by a weakening economy, broadly slower earnings growth (in many cases sharply lower), and increased levels of uncertainty following the terrorist attacks of September 11. The Portfolio returned -34.30% for the year in this difficult market environment, especially for growth managers. The S&P 500 ended the fiscal year with a return of -24.90%, outperforming the portfolio. All of the return differential between the Portfolio and the S&P 500 occurred early in the year. During that time, period factors that drive our Portfolio process such as accelerating earnings, positive earnings growth, and strong relative strength were not rewarded by the market. In fact, companies with the weakest characteristics were the best performers. The difficulty faced by growth managers can be evidenced by comparing the returns for the year of the S&P Barra Growth Index to the S&P Barra Value Index. These indices take the stocks of the S&P 500 and divide them into growth and value portfolios with roughly equal market capitalization. For the fiscal year, the S&P Barra Growth Index returned -31.56% while the S&P Barra Value Index posted returns of -18.42%.

The Technology and Finance sectors were the largest detractors to performance for the period. Technology was the weakest performing sector in the index. We

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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reduced exposure in Technology throughout the year, moving from a sizeable overweight as the fiscal year began to a market weight position at this time. The soft economy had dramatic impact on technology earnings. Earnings estimates have been on a continual reduction path and visibility of revenues remains very limited. No industry within Technology has been spared the effects of the weak economy. We have focused our Technology holdings on companies that are market leaders and those that have solid, visible earnings prospects. The poor contribution from the Finance sector was the result of two factors. First, positions held in financial services companies were hurt by the perception that the slowing economy would impact payroll processing levels and credit card usage. Second, our holdings in insurance stocks suffered a sharp pullback early in the year. When the Federal Reserve made a surprise cut in interest rates early in January, a rapid rotation occurred from these and other stocks that had been strong performers into stocks that had been quite poor performers over the previous three to six months.

Finance is our second largest sector exposure and is roughly in line with the index weighting.

Healthcare, our largest sector weighting, was a positive contributor to performance. Positions range from pharmaceutical companies, to biotech, to medical products and supplies, to healthcare service providers. We benefited over the course of the year by being underweighted in the poorer performing pharmaceutical companies and had large exposure to healthcare facilities companies (hospitals, nursing homes) which were superior performers. These companies performed very well as strong pricing gains have outpaced rising costs, resulting in better margins and positive earnings surprises. We are comfortable with earnings estimates and growth prospects of our positions and maintain a higher weighting relative to the S&P. As noted above, we have reduced our Technology position to an equal weighting relative to the index, making Technology our third largest sector weighting in the portfolio. Our current holdings are focused in software, services, semiconductors, and computers. We increased our weighting in the Consumer Staples sector during the year. These companies offer steady earnings growth in an uncertain environment and have been good performers. Our holdings cover such industries as beverages, grocery stores, and food companies. Other than being overweight the index in Healthcare and Consumer Staples and underweight in Utilities and Integrated Oils, we are essentially equal-weighted to the other sectors in the index as no clear market leaders exist.

We are monitoring our process closely to identify incremental improvement in the earnings prospects of the companies in our universe. As the market place once again rewards companies with superior earnings characteristics we are confident our process will result in strong returns.

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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Sirach Strategic Balanced Portfolio

The Sirach Strategic Balanced Portfolio had net assets of $54.9 million on October 31, 2001. Asset allocation was 57.5% common stocks, 41.6% fixed income and the remainder in cash equivalents.

The Sirach Strategic Balanced Portfolio returned -16.62% for the fiscal year ending October 31, 2001, compared to -8.75% for the Lipper Balanced Fund Index.

The common stock characteristics for the Sirach Strategic Balanced Portfolio are identical to the Sirach Growth Portfolio, while the bond and derivative characteristics match the Sirach Bond Portfolio.

Sirach Bond Portfolio

The one year total return for the Sirach Bond Portfolio in the fiscal year 2001 was 11.14% versus 14.56% for the Lehman Aggregate Index. On October 31, 2001, the Portfolio's net assets were $116.1 million.

The events of September 11 have had a profound impact on the U.S. economy and the fixed income markets. Portfolio strategies and positions that were providing positive relative returns for the Portfolio were severely impacted by the significant changes in the economic outlook. Economic recovery has been delayed and replaced by the near certainty of a recession. Specific industries such as insurance and airlines have been directly affected. Our Portfolio strategy was based on the belief that the Federal Reserve was nearing the end of its easing cycle, economic recovery was probable in the next few quarters and certain industries would benefit more than others. The Portfolio was not well positioned for the unexpected events that occurred. This resulted in a quarterly total return well below that of the index.

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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Sirach Equity Portfolio

The Sirach Equity Portfolio completed fiscal 2001 with net assets of $42.4 million and a one year return of -40.64%. During this difficult environment for growth managers, the Portfolio trailed the Russell 1000 Growth Index with a return of -39.94%. A good example of the tough market environment for growth managers is to compare the returns of the S&P Barra Growth Index and the S&P Barra Value Index for the fiscal year. These indicies divide the stocks in the S&P 500 into growth and value portfolios. The S&P Barra Growth Index returned -31.56% and the S&P Barra Value Index returned -18.42%.

Major sector changes for the Portfolio in fiscal year 2001 included a shift from Technology into Healthcare and Consumer Staples. This move has proved to be a positive contributor to performance for the year. In the second quarter, Technology holdings were reduced in favor of Consumer Staples as the sector continued to trail the overall market. Another change for the Portfolio included an increase in diversification of specific stock holdings to counter the slowdown in the economic environment and increased uncertainty about the timing of a recovery.

The Portfolio's largest sector weight at the end of the year was Healthcare, which contributed positively to performance with good stock selection and an overweight position for most of the year. The Healthcare sector continued to benefit from aging demographics and outperformed the broader markets that were adversely impacted by the slumping economy. The Portfolio was diversified across most healthcare industries, while being overweighted in Healthcare Facilities and underweighted major drug companies relative to the index. Healthcare continues to be a sector with continued earnings growth and earnings acceleration.

Technology ended the year as the second largest sector weighting in spite of being trimmed continually throughout the year. Although we were significantly underweighted for the majority of the fiscal year, the Portfolio would have outperformed with zero Technology exposure. However, the underweight position in Technology did contribute positively to the Portfolio's overall performance. The beginning of the year looked promising for IT spending and capital investment by communication companies, but rapidly declined as the macro economy was continually barraged by setbacks, including the devastating terrorists' attacks of September 11, 2001. The sector was fraught with negative earnings revisions from falling demand. We continue to look for selective growth in companies that are well positioned to weather the current storm and recover quicker than the rest of the Technology sector as the macro environment improves.

We remain committed to our focus on companies that exhibit strong earnings growth, accelerating earnings prospects and strong potential for positive earnings

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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surprises. Although market conditions have been less than conducive for growth investors over the past year, we believe that our stock selection methodology and portfolio management discipline should lead to positive gains over the long term.

As we discuss our strategy, there are a few things that we believe are important to consider. First, market reaction to the events was abrupt and allowed almost no chance to adjust in the Portfolio. By the time the markets started trading with a reasonable amount of liquidity, changes to prices and yield levels had already happened. This was not a smooth transition. Second, uncertainty is a major factor. All of us, as individual consumers, businesses, investors, and political leaders, are trying to adjust to an environment with significantly more unknowns than usual. We have not been here before. The market does not like uncertainty because it is a risk that cannot be analyzed and quantified. The result is more volatility, less liquidity, and prices that do not fully reflect fundamental value.

The Federal Reserve has injected massive reserves into the system starting with $11.7 billion in loans to banks on September 12th compared to a weekly average of only $200 million. Open market purchases totaling over $140 billion were made in the period through September 17th. The Fed Funds rate was cut .50% on September 17 and again on October 2, bringing the rate to 2.50%. Significant fiscal stimulus from further tax relief, reconstruction spending, security spending, and additional defense spending will work its way into the economy over the next few quarters. Job cuts will eventually turn into new hiring. Ultimately, much of the timing and strength of the economic recovery is in the hands of the consumer. We recognize that the attacks on our country have had a significant impact on our view of the world, our confidence, and our feelings about domestic security. However, our country has a long history of resiliency. We will adjust and we will move forward. We believe that GDP growth will be positive by the second quarter of 2002, if not sooner.

This has been a difficult period for the Portfolio. Returns are positive but well behind the Indexes. We were well positioned for the early stages of a modest economic recovery, not the events that occurred. The recovery will come, but later, and our strategy will work to the Portfolio's benefit. We expect strong relative performance in the next year.

Please contact us with any questions you may have.

Sincerely,

SIRACH CAPITAL MANAGEMENT, INC.

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                       Definition of the Comparative Indices
                       -------------------------------------

Blended Balanced Index is a customized index which consists of 60% S&P 500 and 40% the Lehman Aggregate Index.

Lehman Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

Lehman Index is an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade
(BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 1000 Growth Index is an unmanaged index, comprised of 1,000 stocks of the U.S. companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

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Russell 2500 Growth Index contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Standard & Poor's 500/BARRA Value Index is constructed by dividing the stocks S&P 500 Index according to price-to-book ratio. It contains firms with lower price-to-book ratios. The Index is capitalization-weighted, meaning that each stock in the Index is weighted in proportion to its market value.

Standard & Poor's 400 Mid-Cap Index consists of 400 domestic stocks chosen for market size liquidity and industry group representation. It is a market-value weighted index (stock price shares outstanding), with each stock affecting the index in proportion to its market value.

Standard & Poor's/Barra Growth Index is constructed by dividing the stocks S&P 500 Index according to price-to-book ratios. It contains firms with higher price-to-book ratios. The Index is capitalization-weighted, meaning that each stock in the index is weighted in proportion to its market value.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED OCTOBER 31, 2001
---------------------------------
 1 Year     5 Years   10 Years
---------------------------------
 (37.24)%    6.16%     12.28%
---------------------------------

                                    [CHART]

    Initial          Sirach Special     Russell 2000
Investment Date       Equity Fund       Growth Index
---------------      --------------     ------------
10/31/91                $10,000           $10,000
Oct 92                  $10,850           $ 9,964
Oct 93                  $14,301           $12,721
Oct 94                  $13,632           $12,604
Oct 95                  $17,082           $15,198
Oct 96                  $21,117           $17,222
Oct 97                  $22,830           $20,868
Oct 98                  $19,408           $17,561
Oct 99                  $33,241           $22,702
Oct 00                  $45,365           $26,371
Oct 01                  $28,471           $18,064

                         Periods ended on October 31st

* If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

            See definition of comparative indices on pages 6 and 7.

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UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001
---------------------------------
                         Since
  1 Year     5 Years    12/1/93*
---------------------------------
 (34.30)%     6.88%      9.28%
---------------------------------

                                    [CHART]

                                          S&P 500
    Initial              Sirach          Composite
Investment Date       Growth Fund          Index
---------------      --------------     ------------
12/1/93                 $10,000           $10,000
Oct 94                  $ 9,742           $10,487
Oct 95                  $11,625           $13,256
Oct 96                  $14,476           $16,448
Oct 97                  $18,943           $21,728
Oct 98                  $21,112           $26,508
Oct 99                  $26,791           $33,313
Oct 00                  $30,727           $35,341
Oct 01                  $20,188           $26,541

                        Periods ended on October 31st

 * Beginning of operations. Index comparisons begin on 11/30/93.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

         See definition of comparative indices on pages 6 and 7.

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UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001
---------------------------------
                       Since
1 Year     5 Years    12/1/93*
---------------------------------
(16.62)%   7.45%        8.31%
---------------------------------

                                    [CHART]

                      Sirach
                     Strategic                      Lehman          Blended
    Initial          Balanced        S&P 500       Aggregate       Balanced
Investment Date      Portfolio        Index          Index           Index
---------------   --------------   ------------   ------------   ------------
12/1/93              $10,000         $10,000        $10,000         $10,000
Oct 94               $ 9,578         $10,487        $ 9,716         $10,177
Oct 95               $11,408         $13,256        $11,237         $12,423
Oct 96               $13,134         $16,448        $11,892         $14,478
Oct 97               $15,863         $21,728        $12,952         $17,750
Oct 98               $17,549         $26,508        $14,160         $20,847
Oct 99               $20,312         $33,313        $14,235         $24,013
Oct 00               $22,560         $35,341        $15,274         $25,658
Oct 01               $18,811         $26,541        $17,498         $22,949

                         Periods ended on October 31st

 * Beginning of operations. Index comparisons begin on 11/30/93.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

            See definition of comparative indices on pages 6 and 7.

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UAM FUNDS                                                  SIRACH BOND PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001
---------------------------------
                        Since
    1 Year            11/3/97*
---------------------------------
    11.14%              6.72%
---------------------------------

                                    [CHART]

                                      Lehman
    Initial           Sirach        Aggregate        Lehman
Investment Date   Bond Portfolio      Index          Index
---------------   --------------   ------------   ------------
11/3/97              $10,000         $10,000        $10,000
Oct 98               $10,884         $10,932        $11,027
Oct 99               $10,947         $10,990        $10,954
Oct 00               $11,666         $11,792        $11,733
Oct 01               $12,966         $13,509        $13,531

                         Periods ended on October 31st

 * Beginning of operations. Index comparisons begin on 10/31/97.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

            See definition of comparative indices on pages 6 and 7.

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UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001
---------------------------------
                         Since
 1 Year     5 Years      7/1/96*
---------------------------------
(40.64)%     3.47%        5.07%
---------------------------------

                                    [CHART]

                                             Russell
    Initial              Sirach               1000            S&P 500
Investment Date     Equity Portfolio     Growth Index***     Composite
---------------    ------------------    ---------------   -------------
7/1/96                  $10,000              $10,000          $10,000
Oct 96                  $10,980              $10,593          $10,422
Oct 97                  $14,091              $13,993          $13,598
Oct 98                  $16,153              $17,071          $16,949
Oct 99                  $20,380              $21,454          $22,753
Oct 00                  $21,933              $22,760          $24,877
Oct 01                  $13,019              $17,093          $14,940

                         Periods ended on October 31st

  * Beginning of operations. Index comparisons begin on 6/30/96.
 ** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.
*** Beginning with this report, the Portfolio is changing its primary benchmark from the S&P 500 Composite Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index is a more appropriate benchmark for this type of portfolio.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

              See definition of comparative index on pages 6 and 7.

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UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCK - 94.7%

                                                          Shares        Value
                                                         --------    -----------
CONSUMER DISCRETIONARY -- 17.5%
ADVERTISING AGENCIES -- 0.7%
   R.H. Donnelley* ...............................         29,900    $   789,360
                                                                     -----------
CASINOS & GAMBLING -- 1.3%
   Argosy Gaming* ................................         57,700      1,675,031
                                                                     -----------
ELECTRICAL - HOUSEHOLD APPLIANCES -- 0.3%
   Applica* ......................................         48,700        360,380
                                                                     -----------
ENTERTAINMENT -- 3.1%
   Alliance Gaming* ..............................        118,000      2,336,400
   Movie Gallery* ................................         58,900      1,622,695
                                                                     -----------
                                                                       3,959,095
                                                                     -----------
LEISURE TIME -- 1.3%
   Action Performance* ...........................         64,700      1,695,787
                                                                     -----------
PUBLISHING - MISCELLANEOUS -- 0.6%
   Scholastic* ...................................         17,400        777,780
                                                                     -----------
RESTAURANTS -- 1.9%
   Darden Restaurants ............................         28,000        896,560
   Papa John's International* ....................         56,000      1,560,160
                                                                     -----------
                                                                       2,456,720
                                                                     -----------
RETAIL -- 6.7%
   Bebe Stores* ..................................         25,500        425,340
   Chico' s FAS* .................................         50,500      1,313,000
   Fred' s .......................................         62,000      2,030,500
   HOT Topic* ....................................         26,400        667,392
   Michaels Stores ...............................         37,000      1,900,690
   Too* ..........................................         54,300      1,444,923
   Wet Seal, Cl A* ...............................         38,700        787,545
                                                                     -----------
                                                                       8,569,390
                                                                     -----------
SERVICES - COMMERCIAL -- 1.1%
   Waste Connections* ............................         48,000      1,402,560
                                                                     -----------
TEXTILES APPAREL MANUFACTURERS -- 0.5%
   Polo Ralph Lauren* ............................         29,800        656,196
                                                                     -----------
   Total Consumer Discretionary ..................                    22,342,299
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                          Shares         Value
                                                         --------     ----------
CONSUMER STAPLES -- 3.6%
FOODS -- 3.6%
   Performance Food Group* .......................        102,500     $3,012,475
   Suiza Foods* ..................................         27,600      1,627,572
                                                                      ----------
   Total Consumer Staples ........................                     4,640,047
                                                                      ----------
FINANCIAL SERVICES -- 7.8%
BANKS-OUTSIDE NEW YORK CITY -- 2.7%
   Investors Financial Services ..................          9,600        507,840
   South Financial Group .........................         47,000        749,650
   UCBH Holdings .................................         76,600      2,221,400
                                                                      ----------
                                                                       3,478,890
                                                                      ----------
FINANCIAL MISCELLANEOUS -- 0.6%
   Triad Guaranty* ...............................         23,300        767,735
                                                                      ----------
INVESTMENT MANAGEMENT COMPANIES -- 1.4%
   Affiliated Managers Group* ....................         27,700      1,709,090
                                                                      ----------
SAVINGS & LOAN -- 1.8%
   BankAtlant Bancorp, Cl A ......................        189,000      1,530,900
   MAF Bancorp ...................................         29,300        820,400
                                                                      ----------
                                                                       2,351,300
                                                                      ----------
SECURITIES BROKERS & SERVICES -- 1.3%
   American Capital Strategies ...................         68,100      1,686,837
                                                                      ----------
   Total Financial Services ......................                     9,993,852
                                                                      ----------
HEALTHCARE -- 24.5%
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 1.3%
   Integra LifeSciences Holdings* ................         53,500      1,572,900
                                                                      ----------
DRUGS & PHARMACEUTICALS -- 6.8%
   AmerisourceBergen* ............................         24,300      1,544,508
   Atrix Labs* ...................................         68,500      1,719,350
   Sangstat Medical* .............................         79,400      1,797,616
   SICOR* ........................................        133,800      2,508,750
   Taro Pharmaceuticals Industries* ..............         26,300      1,107,230
                                                                      ----------
                                                                       8,677,454
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                          Shares         Value
                                                         --------     ----------
ELECTRICAL-MEDICAL SYSTEMS -- 2.0%
   Endocare* .....................................         42,000     $  932,400
   Varian Medical Systems* .......................         24,000      1,610,400
                                                                      ----------
                                                                       2,542,800
                                                                      ----------
HEALTH & PERSONAL CARE -- 2.1%
   Accredo Health* ...............................         79,600      2,715,952
                                                                      ----------
HEALTH CARE-MANAGEMENT SERVICES -- 3.9%
   Amsurg* .......................................         24,200        591,206
   Caremark Rx* ..................................         95,900      1,285,060
   Pediatrix Medical Group* ......................         38,000      1,103,520
   Trigon Healthcare* ............................         33,100      2,032,009
                                                                      ----------
                                                                       5,011,795
                                                                      ----------
HEALTH CARE FACILITIES -- 2.6%
   Manor Care* ...................................         24,400        569,984
   MIM* ..........................................        149,500      1,837,355
   Triad Hospitals* ..............................         35,400        952,260
                                                                      ----------
                                                                       3,359,599
                                                                      ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.5%
   Conceptus* ....................................         96,700      1,406,985
   Henry Schein* .................................         61,800      2,085,750
   Respironics* ..................................         29,400        990,192
                                                                      ----------
                                                                       4,482,927
                                                                      ----------
MEDICAL SERVICES -- 2.3%
   Dianon Systems* ...............................         29,200      1,346,120
   US Physical Therapy* ..........................         88,300      1,554,080
                                                                      ----------
                                                                       2,900,200
                                                                      ----------
   Total Healthcare ..............................                    31,263,627
                                                                      ----------
MATERIALS & PROCESSING -- 2.3%
CHEMICALS -- 1.1%
   Nuco2* ........................................        119,800      1,449,580
                                                                      ----------
CONTAINERS & PACKAGING -- 1.2%
   Ivex Packaging* ...............................         83,700      1,527,525
                                                                      ----------
   Total Materials & Processing ..................                     2,977,105
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                           Shares       Value
                                                          --------   -----------
OTHER ENERGY -- 0.6%
OIL-CRUDE PRODUCERS -- 0.6%
   XTO Energy ......................................        40,350   $   726,300
                                                                     -----------
   Total Other Energy ..............................                     726,300
                                                                     -----------
PRODUCER DURABLES -- 10.8%
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.6%
   Ametek ..........................................        28,300       764,100
                                                                     -----------
ELECTRICAL - GAUGE & METER -- 1.2%
   Itron* ..........................................        56,900     1,596,614
                                                                     -----------
IDENTIFICATION CONTROL & FILTER DEVICES -- 2.5%
   ESCO Technologies* ..............................        46,200     1,282,512
   Robbins & Myers .................................        47,100     1,290,540
   X-Rite ..........................................        78,900       554,667
                                                                     -----------
                                                                       3,127,719
                                                                     -----------
MACHINERY - SPECIALTY -- 1.0%
   Semitool* .......................................       133,100     1,325,676
                                                                     -----------
PRODUCTION TECHNOLOGY EQUIPMENT -- 4.7%
   Axcelis Technologies* ...........................        80,600     1,056,666
   Brooks Automation* ..............................        39,100     1,262,148
   FEI* ............................................        58,500     1,578,330
   Photon Dynamics* ................................        40,800     1,081,200
   Therma-Wave* ....................................        87,700     1,067,309
                                                                     -----------
                                                                       6,045,653
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
   Spectralink* ....................................        87,800       990,384
                                                                     -----------
   Total Producer Durables .........................                  13,850,146
                                                                     -----------
TECHNOLOGY -- 22.4%
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 7.1%
   Ansys* ..........................................        97,300     2,042,327
   JDA Software Group* .............................        82,400     1,293,680
   Mcafee.com* .....................................        42,600       937,200
   Numerical Technologies* .........................        64,800     1,599,264
   Progress Software* ..............................        78,800     1,165,452
   Register.com* ...................................       156,100     1,326,850
   Tier Technologies, Cl B* ........................        44,900       718,400
                                                                     -----------
                                                                       9,083,173
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                           Shares       Value
                                                          --------   -----------
COMMUNICATIONS TECHNOLOGY -- 3.2%
   CSG Systems International* ......................        10,100   $   315,726
   Inter-Tel .......................................       106,400     1,615,152
   L-3 Communications Holdings* ....................        24,600     2,137,002
                                                                     -----------
                                                                       4,067,880
                                                                     -----------
ELECTRICAL & ELECTRONICS -- 1.8%
   LeCroy* .........................................        36,500       578,890
   Power Integrations* .............................        77,400     1,780,974
                                                                     -----------
                                                                       2,359,864
                                                                     -----------
ELECTRICAL - TECHNOLOGY -- 1.1%
   Scansource* .....................................        31,600     1,356,904
                                                                     -----------
ELECTRONICS -- 1.7%
   Semtech* ........................................        59,100     2,231,025
                                                                     -----------
ELECTRONICS - SEMICONDUCTORS/COMPONENTS -- 7.5%
   Genesis Microchip* ..............................        37,800     1,746,738
   Microsemi* ......................................       109,600     3,836,000
   O2Micro International* ..........................       228,200     3,283,798
   Planar Systems* .................................        44,100       641,214
                                                                     -----------
                                                                       9,507,750
                                                                     -----------
   Total Technology ................................                  28,606,596
                                                                     -----------
UTILITIES -- 3.3%
UTILITIES - TELECOMMUNICATIONS -- 3.3%
   Illuminet Holdings* .............................        63,500     2,270,760
   US Unwired, Cl A* ...............................       162,600     1,964,208
                                                                     -----------
   Total Utilities .................................                   4,234,968
                                                                     -----------
OTHER -- 1.9%
MULTI-SECTOR COMPANIES -- 1.9%
   Gencorp .........................................        93,000     1,106,700
   Teleflex ........................................        33,400     1,336,000
                                                                     -----------
   Total Other .....................................                   2,442,700
                                                                     -----------
   TOTAL COMMON STOCK
     (Cost $115,869,048) ...........................                 121,077,640
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------


SHORT-TERM INVESTMENT -- 4.5%
                                                                                              Face
                                                                                             Amount             Value
                                                                                         -------------      -------------
REPURCHASE AGREEMENT -- 4.5%
   JP Morgan Chase Securities, Inc. 2.40%, dated 10/31/01,
     due 11/01/01, to be repurchased at $5,705,380 collateralized by $4,906,883 of various U.S. Treasury Obligations valued at
     $5,897,196 (Cost $5,705,000) ..............................................         $   5,705,000      $   5,705,000
                                                                                                            -------------
   TOTAL INVESTMENTS -- 99.2%
     (Cost $121,574,048) (a) ...................................................                              126,782,640
                                                                                                            -------------
   OTHER ASSETS AND LIABILITIES, NET -- 0.8% ...................................                                1,032,243
                                                                                                            -------------

NET ASSETS CONSIST OF:

   Paid in Capital .............................................................                              175,604,890
   Accumulated Net Realized Loss ...............................................                              (52,998,599)
   Net Unrealized Appreciation on Investments ..................................                                5,208,592
                                                                                                            -------------
   TOTAL NET ASSETS -- 100.0% ..................................................                            $ 127,814,883
                                                                                                            =============
   Institutional Class Shares:
   Shares Issued and Outstanding (authorized 100 million shares --
     $0.001 par value) .........................................................                               24,918,851
   Net Asset Value, Offering and Redemption Price Per Share ....................                                    $5.13
                                                                                                                    =====


  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $121,580,367. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $5,202,273. This consisted of aggregate gross unrealized appreciation for all securities of $13,229,769 and aggregated gross unrealized depreciation for all securities of $8,027,496.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS COMMON STOCK -- 98.3%

                                                         Shares          Value
                                                         -------      ----------
AUTO & TRANSPORTATION -- 2.1%
RECREATIONAL VEHICLES & BOATS -- 1.1%
   Harley-Davidson .............................           7,500      $  339,450
                                                                      ----------
TRANSPORTATION MISCELLANEOUS -- 1.0%
   United Parcel Service, Cl B .................           6,400         326,400
                                                                      ----------
   Total Auto & Transportation .................                         665,850
                                                                      ----------
CONSUMER DISCRETIONARY -- 10.4%
COMMUNICATIONS & MEDIA -- 0.9%
   AOL Time Warner* ............................           8,800         274,648
                                                                      ----------
RESTAURANTS -- 0.6%
   Starbucks* ..................................          10,300         176,336
                                                                      ----------
RETAIL -- 7.4%
   Bed Bath & Beyond* ..........................           8,700         218,022
   Best Buy* ...................................           6,000         329,400
   BJ's Wholesale Club* ........................          11,400         578,778
   Costco Wholesale* ...........................           7,730         292,426
   Kohl's* .....................................           6,200         344,782
   Lowe's ......................................           7,100         242,110
   Wal-Mart Stores .............................           6,600         339,240
                                                                      ----------
                                                                       2,344,758
                                                                      ----------
SERVICES - COMMERCIAL -- 1.5%
   Waste Management ............................          19,300         472,850
                                                                      ----------
   Total Consumer Discretionary ................                       3,268,592
                                                                      ----------
CONSUMER STAPLES -- 13.2%
BEVERAGE - SOFT DRINKS -- 4.4%
   Pepsi Bottling Group ........................          11,200         520,576
   PepsiCo .....................................          18,200         886,522
                                                                      ----------
                                                                       1,407,098
                                                                      ----------
DRUG & GROCERY STORE CHAINS -- 2.0%
   Kroger* .....................................          26,300         643,298
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                         Shares          Value
                                                         -------      ----------
FOODS -- 5.7%
   General Mills ...............................          13,600      $  624,512
   Hershey Foods ...............................           8,500         541,705
   Sysco .......................................          26,600         641,326
                                                                      ----------
                                                                       1,807,543
                                                                      ----------
SOAPS & HOUSEHOLD CHEMICALS -- 1.1%
   Procter & Gamble ............................           4,300         317,254
                                                                      ----------
   Total Consumer Staples ......................                       4,175,193
                                                                      ----------
FINANCIAL SERVICES -- 16.7%
BANKS - OUTSIDE NEW YORK CITY -- 1.0%
   BB&T ........................................          10,200         327,420
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES -- 3.1%
   Citigroup ...................................          16,200         737,424
   Household International .....................           4,600         240,580
                                                                      ----------
                                                                         978,004
                                                                      ----------
FINANCE DATA PROCESS SERVICES -- 3.4%
   Affiliated Computer Services, Cl A* .........           5,200         457,860
   Concord EFS* ................................          22,400         613,088
                                                                      ----------
                                                                       1,070,948
                                                                      ----------
FINANCE - SMALL LOAN -- 2.1%
   USA Education ...............................           8,200         668,792
                                                                      ----------
FINANCIAL MISCELLANEOUS -- 3.4%
   AMBAC Financial Group .......................           9,900         475,200
   Freddie Mac .................................           9,000         610,380
                                                                      ----------
                                                                       1,085,580
                                                                      ----------
INSURANCE - MULTI-LINE -- 3.7%
   Aflac .......................................          17,000         415,820
   American International Group ................           9,485         745,521
                                                                      ----------
                                                                       1,161,341
                                                                      ----------
   Total Financial Services ....................                       5,292,085
                                                                      ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                         Shares          Value
                                                         -------      ----------
HEALTHCARE -- 23.0%
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 4.3%
   Amgen* ......................................           7,500      $  426,150
   Baxter International ........................          12,100         585,277
   Genzyme-General Division* ...................           6,700         361,465
                                                                      ----------
                                                                       1,372,892
                                                                      ----------
DRUGS & PHARMACEUTICALS -- 12.3%
   Allergan ....................................           4,200         301,518
   American Home Products ......................           8,200         457,806
   Cardinal Health .............................           8,250         553,657
   Johnson & Johnson ...........................          20,200       1,169,782
   King Pharmaceuticals* .......................          11,600         452,284
   Pfizer ......................................          22,760         953,644
                                                                      ----------
                                                                       3,888,691
                                                                      ----------
HEALTH CARE FACILITIES -- 6.4%
   HCA .........................................          11,800         467,988
   Laboratory Corp Of America Holdings* ........           8,400         724,080
   Manor Care* .................................          10,700         249,952
   Tenet Healthcare* ...........................          10,100         580,952
                                                                      ----------
                                                                       2,022,972
                                                                      ----------
   Total Healthcare ............................                       7,284,555
                                                                      ----------
INTEGRATED OILS -- 1.3%
OIL - INTEGRATED DOMESTIC -- 1.3%
   Conoco ......................................          16,300         418,910
                                                                      ----------
   Total Integrated Oils .......................                         418,910
                                                                      ----------
MATERIALS & PROCESSING -- 3.5%
CHEMICALS -- 0.8%
   Air Products & Chemicals ....................           6,800         272,272
                                                                      ----------
DIVERSIFIED MANUFACTURING -- 2.7%
   Tyco International ..........................          17,200         845,208
                                                                      ----------
   Total Materials & Processing ................                       1,117,480
                                                                      ----------
OTHER ENERGY -- 2.1%
OIL - CRUDE PRODUCERS -- 1.0%
   Anadarko Petroleum ..........................           5,800         330,890
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                        Shares          Value
                                                        -------      ----------
UTILITIES - GAS PIPELINES -- 1.1%
   EL Paso..............................................   6,800     $  333,608
                                                                     ----------
   Total Other Energy...................................                664,498
                                                                     ----------
PRODUCER DURABLES -- 3.4%
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 1.3%
   Pitney Bowes.........................................  11,000        403,260
                                                                     ----------
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.1%
   Kla-Tencor*..........................................   6,300        257,418
   Novellus Systems*....................................  12,600        416,178
                                                                     ----------
                                                                        673,596
                                                                     ----------
   Total Producer Durables..............................              1,076,856
                                                                     ----------
TECHNOLOGY -- 16.3%
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 5.4%
   Citrix Systems.......................................  19,300        451,620
   Microsoft*...........................................  21,770      1,265,926
                                                                     ----------
                                                                      1,717,546
                                                                     ----------
COMMUNICATIONS TECHNOLOGY -- 1.3%
   Cisco Systems*.......................................  23,980        405,742
                                                                     ----------
COMPUTER TECHNOLOGY -- 6.4%
   Dell Computer*.......................................  14,000        335,720
   Electronic Data Systems..............................   9,200        592,204
   International Business Machines......................   5,900        637,613
   Nvidia*..............................................  11,000        471,460
                                                                     ----------
                                                                      2,036,997
                                                                     ----------
ELECTRICAL TECHNOLOGY -- 1.5%
   General Dynamics.....................................   5,700        465,120
                                                                     ----------
ELECTRONICS - SEMICONDUCTORS/COMPONENTS -- 1.7%
   Intel................................................  21,360        521,611
                                                                     ----------
   Total Technology.....................................              5,147,016
                                                                     ----------
UTILITIES -- 0.8%
UTILITIES - TELECOMMUNICATIONS -- 0.8%
   Sprint Corp-PCS Group*...............................  11,100        247,530
                                                                     ----------
   Total Utilities......................................                247,530
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                        Shares         Value
                                                        -------     -----------
OTHER -- 5.5%
MULTI-SECTOR COMPANIES -- 5.5%
     Fortune Brands..................................    13,800     $   508,530
     General Electric................................    34,100       1,241,581
                                                                    -----------
                                                                      1,750,111
                                                                    -----------
     Total Other.....................................                 1,750,111
                                                                    -----------
     TOTAL COMMON STOCK
        (Cost $31,703,751)...........................                31,108,676
                                                                    -----------

SHORT-TERM INVESTMENT -- 2.0%
                                                         Face
                                                        Amount
                                                       --------
REPURCHASE AGREEMENT -- 2.0%
  JP Morgan Chase Securities, Inc. 2.40%,
     dated 10/31/01, due 11/01/01, to be
     repurchased at $632,042 collateralized
     by $543,585 of various U.S. Treasury
     Obligations valued at $653,291
     (Cost $632,000).................................. $632,000         632,000
                                                                    -----------
     TOTAL INVESTMENTS -- 100.3%
        (Cost $32,335,751) (a)........................               31,740,676
                                                                    -----------
     OTHER ASSETS AND LIABILITIES, NET -- (0.3%)......                 (106,497)
                                                                    -----------

NET ASSETS CONSIST OF:
     Paid in Capital..................................               33,654,901
     Accumulated Net Realized Loss....................               (1,425,647)
     Net Unrealized Appreciation on Investments.......                 (595,075)
                                                                    -----------

     TOTAL NET ASSETS -- 100.0%.......................              $31,634,179
                                                                    ===========

     Institutional Class Shares:
     Shares Issued and Outstanding (authorized 100
       million shares -- $0.001 par value)............                5,205,204
     Net Asset Value, Offering and Redemption Price
       Per Share......................................                    $6.08
                                                                          =====

  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $32,369,183. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $628,507. This consisted of aggregate gross unrealized appreciation for all securities of $2,221,150 and aggregated gross unrealized depreciation for all securities of $2,849,657.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCK - 57.5%


                                                        Shares         Value
                                                        -------     -----------
AUTO & TRANSPORTATION -- 1.1%
RECREATIONAL VEHICLES & BOATS -- 0.6%
   Harley-Davidson...................................     7,500     $   339,450
                                                                    -----------
TRANSPORTATION MISCELLANEOUS -- 0.5%
   United Parcel Service, Cl B.......................     5,200         265,200
                                                                    -----------
   Total Auto & Transportation.......................                   604,650
                                                                    -----------
CONSUMER DISCRETIONARY -- 5.9%
COMMUNICATIONS & MEDIA -- 0.5%
   AOL Time Warner*..................................     9,050         282,450
                                                                    -----------
RESTAURANTS -- 0.3%
   Starbucks*........................................     9,100         155,792
                                                                    -----------
RETAIL -- 4.2%
   Bed Bath & Beyond*................................     8,000         200,480
   Best Buy*.........................................     6,200         340,380
   BJ's Wholesale Club*..............................    12,000         609,240
   Costco Wholesale*.................................     7,300         276,159
   Kohl's*...........................................     5,100         283,611
   Lowe's............................................     7,300         248,930
   Wal-Mart Stores...................................     6,200         318,680
                                                                    -----------
                                                                      2,277,480
                                                                    -----------
SERVICES - COMMERCIAL -- 0.9%
   Waste Management..................................    20,800         509,600
                                                                    -----------
   Total Consumer Discretionary......................                 3,225,322
                                                                    -----------

CONSUMER STAPLES -- 8.2%
BEVERAGE - SOFT DRINKS -- 2.7%
   Pepsi Bottling Group..............................    11,700         543,816
   PepsiCo...........................................    19,200         935,232
                                                                    -----------
                                                                      1,479,048
                                                                    -----------
DRUG & GROCERY STORE CHAINS -- 1.3%
   Kroger*...........................................    29,400         719,124
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                        Shares         Value
                                                        -------     -----------

FOODS -- 3.5%
   General Mills......................................   14,300     $   656,656
   Hershey Foods......................................    9,000         573,570
   Sysco..............................................   29,600         713,656
                                                                    -----------
                                                                      1,943,882
SOAPS & HOUSEHOLD CHEMICALS -- 0.7%...................              -----------
   Procter & Gamble...................................    4,500         332,010
                                                                    -----------
   Total Consumer Staples.............................                4,474,064
                                                                    -----------
FINANCIAL SERVICES -- 10.0%
BANKS - OUTSIDE NEW YORK CITY -- 0.6%
   BB&T...............................................   10,700         343,470
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
   Citigroup..........................................   17,033         775,342
   Household International............................    4,600         240,580
                                                                    -----------
                                                                      1,015,922
FINANCE DATA PROCESS SERVICES -- 2.1%.................               ----------
   Affiliated ComputerServices, Cl A*.................    5,600         493,080
   Concord EFS*.......................................   23,300         637,721
                                                                    -----------
                                                                      1,130,801
                                                                    -----------
FINANCE - SMALL LOAN -- 1.2%
   USA Education......................................    8,400         685,104
                                                                    -----------
FINANCIAL MISCELLANEOUS -- 2.0%
   AMBAC Financial Group..............................   10,400         499,200
   Freddie Mac........................................    9,200         623,944
                                                                    -----------
                                                                      1,123,144
INSURANCE - MULTI-LINE -- 2.2%........................              -----------
   Aflac..............................................   16,500         403,590
   American International Group.......................    9,974         783,956
                                                                    -----------
                                                                      1,187,546
                                                                    -----------
   Total Financial Services...........................                5,485,987
                                                                    -----------

HEALTHCARE -- 13.2%
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 2.4%
   Amgen*.............................................    7,300         414,786
   Baxter International...............................   11,200         541,744
   Genzyme-General Division*..........................    6,900         372,255
                                                                    -----------
                                                                      1,328,785
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                        Shares         Value
                                                        -------     ----------
DRUGS & PHARMACEUTICALS -- 6.8%
   Allergan..........................................     4,000     $  287,160
   American Home Products............................     7,900        441,057
   Cardinal Health...................................     8,500        570,435
   Johnson & Johnson.................................    18,600      1,077,126
   King Pharmaceuticals*.............................    11,400        444,486
   Pfizer............................................    22,400        938,560
                                                                    ----------
                                                                     3,758,824
HEALTH CARE FACILITIES -- 4.0%                                      ----------
   HCA...............................................    12,200        483,852
   Laboratory Corp Of America Holdings*..............     9,300        801,660
   Manor Care*.......................................    12,600        294,336
   Tenet Healthcare*.................................    10,400        598,208
                                                                    ----------
                                                                     2,178,056
                                                                    ----------
   Total Healthcare..................................                7,265,665
                                                                    ----------
INTEGRATED OILS -- 0.8%
OIL - INTEGRATED DOMESTIC -- 0.8%
   Conoco............................................    16,200        416,340
                                                                    ----------
   Total Integrated Oils.............................                  416,340
                                                                    ----------
MATERIALS & PROCESSING -- 2.1%
CHEMICALS -- 0.5%
   Air Products & Chemicals..........................     6,600        264,264
                                                                    ----------
DIVERSIFIED MANUFACTURING -- 1.6%
   Tyco International................................    18,500        909,090
                                                                    ----------
   Total Materials & Processing......................                1,173,354
                                                                    ----------
OTHER ENERGY -- 1.3%
OIL - CRUDE PRODUCERS -- 0.5%
Anadarko Petroleum...................................     5,600        319,480
                                                                    ----------
UTILITIES - GAS PIPELINES -- 0.8%
   EL Paso...........................................     8,500        417,010
                                                                    ----------
   Total Other Energy................................                  736,490
                                                                    ----------
PRODUCER DURABLES -- 2.0%
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.8%
   Pitney Bowes......................................    11,300        414,258
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------


 COMMON STOCK - continued
                                                                   Shares        Value
                                                                   -------    -----------
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.2%
   Kla-Tencor*...............................................        6,100    $   249,246
   Novellus Systems*.........................................       13,000        429,390
                                                                              -----------
                                                                                  678,636
                                                                              -----------
   Total Producer Durables...................................                   1,092,894
                                                                              -----------
TECHNOLOGY -- 9.2%
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 3.2%
   Citrix Systems............................................       20,700        484,380
   Microsoft*................................................       21,800      1,267,670
                                                                              -----------
                                                                                1,752,050
                                                                              -----------
COMMUNICATIONS TECHNOLOGY -- 0.6%
   Cisco Systems*............................................       18,900        319,788
                                                                              -----------
COMPUTER TECHNOLOGY -- 3.6%
   Dell Computer*............................................       13,600        326,128
   Electronic Data Systems...................................        9,700        624,389
   International Business Machines ..........................        5,000        540,350
   Nvidia*...................................................       11,500        492,890
                                                                              -----------
                                                                                1,983,757
                                                                              -----------
ELECTRICAL - TECHNOLOGY -- 0.8%
   General Dynamics..........................................        5,700        465,120
                                                                              -----------
ELECTRONICS - SEMICONDUCTORS/COMPONENTS -- 1.0%
   Intel.....................................................       22,000        537,240
                                                                              -----------
   Total Technology..........................................                   5,057,955
                                                                              -----------
UTILITIES -- 0.5%
UTILITIES-TELECOMMUNICATIONS -- 0.5%
   Sprint Corp-PCS Group*....................................       11,400        254,220
                                                                              -----------
   Total Utilities...........................................                     254,220
                                                                              -----------
OTHER -- 3.2%
MULTI-SECTOR COMPANIES -- 3.2%
   Fortune Brands............................................       14,100        519,585
   General Electric..........................................       33,600      1,223,376
                                                                              -----------
   Total Other...............................................                   1,742,961
                                                                              -----------
   TOTAL COMMON STOCK
     (Cost $32,432,410)......................................                  31,529,902
                                                                              -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

CORPORATE BONDS -- 12.1%

                                                         Face
                                                        Amount        Value
                                                      ---------     ----------
COMMUNICATIONS -- 2.7%
   AT&T Canada (c)
     0.000%, 06/15/08.............................    $ 593,000     $  280,934
   Motorola
     6.450%, 02/01/03.............................      590,000        600,750
   WorldCom
     7.500%, 05/15/11.............................      600,000        618,402
                                                                    ----------
                                                                     1,500,086
                                                                    ----------
CONSUMER CYCLICAL -- 0.7%
   Ford Motor
     7.450%, 07/16/31.............................      400,000        374,000
                                                                    ----------
ENERGY -- 0.6%
   Norsk Hydro
     7.250%, 09/23/27.............................      350,000        360,938
                                                                    ----------
FINANCIAL INSTITUTIONS -- 3.4%
   Capital One Financial
     7.250%, 05/01/06.............................      600,000        587,250
   Farmers Insurance Exchange (b)
     8.625%, 05/01/24.............................      400,000        406,500
   Household Finance
     6.375%, 10/15/11.............................      450,000        456,960
   Morgan Stanley Dean Witter & Company
     6.750%, 04/15/11.............................      375,000        392,358
                                                                    ----------
                                                                     1,843,068
                                                                    ----------
TRANSPORTATION -- 2.9%
   America West Airlines, Ser C
     6.860%, 07/02/04.............................       90,087         90,048
   American Trans Air (b)
     7.460%, 07/15/04.............................      431,788        456,412
   Atlas Air, Ser 991C
     8.770%, 01/02/11.............................      490,600        464,098
   Continental Airlines, Ser 00-1
     8.499%, 05/01/11.............................      562,097        553,750
                                                                    ----------
                                                                     1,564,308
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

CORPORATE BONDS - continued

                                                           Face
                                                          Amount       Value
                                                        ---------    ----------
UTILITY -- 1.8%
     Arkansas Electric Cooperative
        7.330%, 06/30/08.............................   $ 462,000    $  502,425
     Waterford 3 Funding Entergy
        8.090%, 01/02/17.............................     463,003       478,630
                                                                     ----------
                                                                        981,055
                                                                     ----------
     TOTAL CORPORATE BONDS
       (Cost $6,776,969).............................                 6,623,455
                                                                     ----------

   ASSET-BACKED SECURITIES -- 1.9%
     Capital Equipment Receivables Trust,
        Ser 1997-1, Cl B 6.450%, 08/15/02............     262,276       262,675
     DVI Receivables
        4.584%, 07/11/03.............................     600,000       608,258
     Provident Bank Home Equity Loan Trust,
        Ser 1997-1, Cl A1 7.180%, 04/25/13...........     148,083       155,911
                                                                     ----------
     TOTAL ASSET-BACKED SECURITIES
       (Cost $1,010,891).............................                 1,026,844
                                                                     ----------

   COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.4%
     Countrywide Home Loans, Ser 2001-13
        6.750%, 08/25/31.............................     900,000       925,074
     Discover Card Master Trust I,
        Ser 1994-4, Cl A 5.650%, 11/16/04............     600,000       611,170
     Federal National Mortgage Association,
        Ser 2001-68 6.000%, 11/01/31.................     450,000       448,875
     GE Capital Mortgage Services,
        Ser 1997-2, Cl 1A2 6.750%, 03/25/27..........     427,513       432,190
                                                                     ----------
     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
       (Cost $2,369,766).............................                 2,417,309
                                                                     ----------

   U.S. GOVERNMENT MORTGAGE PASS-THROUGHS -- 6.1%
     Federal Home Loan Mortgage Gold
        6.500%, 07/01/29.............................     493,661       510,781
     Federal National Mortgage Association
        6.000%, 05/01/16.............................     585,611       602,078


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE PASS-THROUGHS - continued

                                                         Face
                                                        Amount          Value
                                                      ----------     ----------
   Government National Mortgage Association
     8.000%, 06/15/30................................ $  314,611     $  333,192
     7.000%, 05/15/24................................    664,031        697,020
     7.000%, 09/15/31................................    649,483        678,304
     6.000%, 05/20/29................................    495,966        501,854
                                                                     ----------
   TOTAL U.S. GOVERNMENT MORTGAGE PASS-THROUGHS
     (Cost $3,121,312)...............................                 3,323,229
                                                                     ----------

   U.S. TREASURY/AGENCY OBLIGATIONS -- 10.7%
   Federal Home Loan Mortgage
     6.000%, 06/15/11................................    700,000        759,399
   U.S. Treasury Bonds
     7.500%, 11/15/16................................    169,000        215,237
     7.125%, 02/15/23................................    450,000        568,863
     6.250%, 05/15/30................................    896,000      1,067,987
   U.S. Treasury Notes
     7.000%, 07/15/06................................    350,000        401,188
     6.625%, 03/31/02................................    300,000        305,658
     6.375%, 01/31/02................................  2,200,000      2,222,946
   U.S. Treasury STRIPS
     6.565%, 05/15/12................................    594,000        360,326
                                                                     ----------
   TOTAL U.S. TREASURY/AGENCY OBLIGATIONS
     (Cost $5,632,903)...............................                 5,901,604
                                                                     ----------

   FLOATING RATE NOTES (c) -- 6.4%
   Bear Stearns
     2.950%, 03/28/03................................    600,000        599,887
   Ford Motor Credit
     3.340%, 03/17/03................................    600,000        598,812
   General Motors Accept MTN
     3.986%, 08/04/03................................    600,000        590,797
   Keycorp MTN, Ser F
     3.775%, 08/30/04................................    600,000        600,484
   Lehman Brothers Holdings MTN, Ser F
     2.993%, 04/04/03................................    550,000        551,038
   Sprint Capital MTN
     3.870%, 06/10/02................................    600,000        601,202
                                                                     ----------
   TOTAL FLOATING RATE NOTES
     (Cost $3,551,272)...............................                 3,542,220
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 5.4%

                                                                                          Face
                                                                                         Amount         Value
                                                                                       ----------    -----------
REPURCHASE AGREEMENT -- 5.4%
  JP Morgan Chase Securities, Inc. 2.40%, dated 10/31/01,
      due 11/01/01, to be repurchased at $2,952,197 collateralized by $2,539,022 of various U.S. Treasury Obligations valued
      at $3,051,450 (Cost $2,952,000) ..........................................       $2,952,000    $ 2,952,000
                                                                                                      ----------
  TOTAL INVESTMENTS -- 104.5%
      (Cost $57,847,523)(a) ....................................................                      57,316,563
                                                                                                     -----------
  OTHER ASSETS AND LIABILITIES, NET -- (4.5%) ..................................                      (2,449,373)
                                                                                                     -----------
NET ASSETS CONSISTS OF:
  Paid in Capital ..............................................................                      57,721,394
  Undistributed Net Investment Income ..........................................                         108,467
  Accumulated Net Realized Loss ................................................                      (2,431,711)
  Net Unrealized Depreciation on Investments ...................................                        (530,960)
                                                                                                     -----------
  TOTAL NET ASSETS -- 100.0% ...................................................                     $54,867,190
                                                                                                     ===========
  Institutional Class Shares:
  Shares Issued and Outstanding (authorized 100 million shares --
      $0.001 par value) ........................................................                       6,256,588
  Net Asset Value, Offering and Redemption Price Per Share .....................                           $8.77
                                                                                                           =====

     *    Non-Income Producing Security
    Cl    Class
   MTN    Medium Term Note
   Ser    Series
STRIPS    Separately Traded Registered Interest and Principal Securities
   (a) The cost for federal income tax purposes was $57,882,166. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $565,603. This consisted of aggregate gross unrealized appreciation for all securities of $2,378,151 and aggregated gross unrealized depreciation for all securities of $2,943,754.
   (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
   (c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 SIRACH BOND PORTFOLIO
                                                          OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
CORPORATE BONDS - 28.4%

                                                        Face
                                                       Amount          Value
                                                     ----------     -----------
COMMUNICATIONS -- 4.8%
  AT&T Canada (c)
      0.000%, 06/15/08 ............................  $3,250,000     $ 1,539,688
  Motorola
      7.625%, 11/15/10 ............................   1,500,000       1,500,000
  WorldCom
      7.500%, 05/15/11 ............................   2,500,000       2,576,675
                                                                    -----------
                                                                      5,616,363
                                                                    -----------
CONSUMER CYCLICAL -- 3.4%
  DaimlerChrysler National Holding
      7.125%, 03/01/02 ............................   2,545,000       2,570,450
  Ford Motor
      7.450%, 07/16/31 ............................   1,500,000       1,402,500
                                                                    -----------
                                                                      3,972,950
                                                                    -----------
DIVERSIFIED -- 1.7%
  Kraft Foods
      5.625%, 11/01/11 ............................   2,000,000       2,001,220
                                                                    -----------
ENERGY -- 3.0%
  Norsk Hydro A/S
      7.250%, 09/23/27 ............................   1,600,000       1,650,000
  Yosemite Security Trust I (b)
      8.250%, 11/15/04 ............................   2,650,000       1,856,404
                                                                    -----------
                                                                      3,506,404
                                                                    -----------
FINANCIAL INSTITUTIONS -- 8.6%
  Capital One Financial
      7.250%, 05/01/06 ............................   2,350,000       2,300,063
  Farmers Insurance Exchange (b)
      8.625%, 05/01/24 ............................   2,325,000       2,362,781
  Household Finance
      6.375%, 10/15/11 ............................   2,400,000       2,437,121
  Morgan Stanley Dean Witter
      6.750%, 04/15/11 ............................   2,800,000       2,929,606
                                                                    -----------
                                                                     10,029,571
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
                                                           OCTOBER 31, 2001

--------------------------------------------------------------------------------

CORPORATE BONDS - continued

                                                        Face
                                                       Amount          Value
                                                     ----------     -----------
TRANSPORTATION -- 1.9%
  America West Airlines, Ser C
      6.860%, 07/02/04 ............................  $  350,884     $   350,729
  American Trans Air (b)
      7.460%, 07/15/04 ............................     512,057         541,259
  Northwest Airlines, Ser 922C
      8.304%, 09/01/10 ............................   1,370,525       1,258,114
                                                                    -----------
                                                                      2,150,102
                                                                    -----------
UTILITY -- 3.0%
  System Energy Resources
      7.430%, 01/15/11 ............................   1,281,878       1,370,008
  Waterford 3 FDG-Entergy
      8.090%, 01/02/17 ............................   2,098,760       2,169,593
                                                                    -----------
                                                                      3,539,601
                                                                    -----------
TELECOMMUNICATIONS -- 2.0%
  Intermedia Communications, Ser B (c)
      1.037%, 07/15/07 ............................   2,235,000       2,212,650
                                                                    -----------
  TOTAL CORPORATE BONDS
      (Cost $34,808,789) ..........................                  33,028,861
                                                                    -----------
ASSET-BACKED SECURITIES -- 6.1%
  California Infrastructure PG&E
      6.250%, 06/25/04 ............................   2,006,178       2,035,160
  Capital Equipment Receivables Trust, Ser 1997-1,
      Cl B
      6.450%, 08/15/02 ............................     193,256         193,550
  Dvi Receivables
      4.584%, 07/11/03 ............................   2,800,000       2,838,539
  GMAC Mortgage Loan Trust, Ser 2000-HE3, Cl A8
      7.800%, 12/25/31 ............................   1,800,000       1,964,279
  Provident Bank Home Equity Loan Trust, Ser
      1996-1, Cl A1
      7.600%, 10/25/12 ............................      51,626          54,135
  Provident Bank Home Equity Loan Trust, Ser
      1997-1, Cl A1
      7.180%, 04/25/13 ............................      54,184          57,049
                                                                    -----------
  TOTAL ASSET-BACKED SECURITIES
      (Cost $6,930,323) ...........................                   7,142,712
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
                                                           OCTOBER 31, 2001

--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.1%

                                                        Face
                                                       Amount          Value
                                                     ----------     -----------
Countrywide Home Loans, Ser 1997-4, Cl A
  8.000%, 08/25/27 ................................  $1,705,968     $ 1,777,516
Countrywide Home Loans, Ser 2001-13
  6.750%, 08/25/31 ................................   2,675,000       2,749,525
GE Capital Mortgage Services, Ser 1997-2, Cl 1A2
  6.750%, 03/25/27 ................................     859,827         869,233
Government National Mortgage Association
  7.500%, 07/16/29 ................................   2,400,000       2,565,038
Federal National Mortgage Association Gold
  6.000%, 12/01/17 ................................     866,280         892,537
  6.000%, 11/25/18 ................................     850,000         847,875
Impac Secured Assets Common Owner Trust
  5.530%, 10/25/19 ................................   2,100,000       2,115,750
Mellon Residential Funding, Ser 1998-1, Cl A4
  6.500%, 02/25/28 ................................   1,000,000       1,032,910
                                                                    -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $12,349,135) ..............................                  12,850,384
                                                                    -----------

U.S. GOVERNMENT MORTGAGE PASS-THROUGHS -- 18.6%
  Bear Stearns Mortgage Securities,
  Ser 1995-1, Cl 1A
      6.420%, 05/25/10 ............................   1,244,564       1,276,935
  Federal Home Loan Mortgage
      7.500%, 11/01/29 ............................     239,351         251,766
  Federal Home Loan Mortgage Gold
      6.500%, 01/01/11 ............................     483,893         506,723
      6.500%, 07/01/29 ............................   1,508,977       1,561,309
  Federal National Mortgage Association
      6.500%, 05/01/09 ............................      93,163          97,646
      6.500%, 07/01/29 ............................   1,765,776       1,822,502
      6.000%, 05/01/16 ............................   2,440,046       2,508,660
  Government National Mortgage Association
      8.000%, 03/01/31 ............................   1,311,101       1,386,162
      7.500%, 07/15/28 ............................   1,472,176       1,550,994
      7.500%, 03/01/31 ............................   2,679,906       2,806,029
      7.000%, 08/15/28 ............................   1,783,128       1,864,474
      6.500%, 02/15/29 ............................   1,511,557       1,562,572
      6.500%, 05/20/31 ............................   2,640,345       2,718,433
      6.000%, 05/20/29 ............................   1,263,396       1,278,392

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
                                                           OCTOBER 31, 2001

--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE PASS-THROUGHS -- continued

                                                         Face
                                                        Amount         Value
                                                     ----------     -----------
  Saxon Mortgage Securities, Ser 1994-9B, Cl 2A
      7.000%, 07/25/09 ............................  $  412,215     $   424,042
                                                                    -----------
  TOTAL U.S. GOVERNMENT MORTGAGE PASS-THROUGHS
      (Cost $20,626,019) ..........................                  21,616,639
                                                                    -----------

U.S. TREASURY/AGENCY OBLIGATIONS -- 16.0%
  Federal Home Loan Mortgage
      6.750%, 03/15/31 ............................   2,425,000       2,803,693
      6.000%, 06/15/11 ............................   1,500,000       1,627,283
  U.S. Treasury Bonds
      7.125%, 02/15/23 ............................   1,350,000       1,706,589
      6.250%, 05/15/30 ............................   3,000,000       3,575,850
  U.S. Treasury Notes
      6.625%, 05/15/07 ............................   2,100,000       2,397,843
      6.000%, 08/15/09 ............................   3,475,000       3,903,537
      5.000%, 08/15/11 ............................     950,000       1,005,176
  U.S. Treasury STRIPS
      6.572%, 05/15/12 ............................   2,500,000       1,516,525
                                                                    -----------
  TOTAL U.S. TREASURY/AGENCY OBLIGATIONS
      (Cost $17,177,612) ..........................                  18,536,496
                                                                    -----------

FLOATING RATE NOTES (c) -- 11.8%
  Bear Stearns
      2.950%, 03/28/03 ............................   2,800,000       2,799,474
  Ford Motor Credit
      3.340%, 03/17/03 ............................   2,800,000       2,794,456
  General Motors Accept MTN
      3.986%, 08/04/03 ............................   2,800,000       2,757,054
  Lehman Brothers Holding MTN, Ser F
      2.993%, 04/04/03 ............................   2,800,000       2,805,286
  USA Education
      3.370%, 09/16/02 ............................   2,600,000       2,603,393
                                                                    -----------
  TOTAL FLOATING RATE NOTES
      (Cost $13,813,077) ..........................                  13,759,663
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
                                                           OCTOBER 31, 2001

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 7.3%


                                                                                               Face
                                                                                              Amount           Value
                                                                                            ----------     ------------
  JP Morgan Chase Securities, Inc. 2.40%, dated 10/31/01,
      due 11/01/01, to be repurchased at $8,439,563 collateralized by $7,258,402 of various U.S. Treasury Obligations valued at
      $8,723,302 (Cost $8,439,000) .....................................................    $8,439,000     $  8,439,000
                                                                                                           ------------
  TOTAL INVESTMENTS -- 99.3%
      (Cost $114,143,955) (a) ..........................................................                    115,373,755
                                                                                                           ------------
  OTHER ASSETS AND LIABILITIES, NET -- 0.7% ............................................                        770,553
                                                                                                           ------------

NET ASSETS CONSISTS OF:
  Paid in Capital ......................................................................                   $114,477,809
  Undistributed Net Investment Income ..................................................                        568,449
  Accumulated Net Realized Loss ........................................................                       (131,750)
  Net Unrealized Appreciation on Investments ...........................................                      1,229,800
                                                                                                           ------------
  TOTAL NET ASSETS -- 100.0% ...........................................................                   $116,144,308
                                                                                                           ============
  Institutional Class Shares:
  Shares Issued and Outstanding (authorized 100 million shares --
      $0.001 par value) ................................................................                     11,445,796
  Net Asset Value, Offering and Redemption Price Per Share .............................                         $10.15
                                                                                                                 ======

    Cl    Class
   MTN    Medium Term Note
   Ser    Series
STRIPS    Separately Traded Registered Interest and Principal Securities
   (a) The cost for federal income tax purposes was $114,506,588. At October 31, 2001, net unrealized appreciation for all securities based on tax cost was $867,167. This consisted of aggregate gross unrealized appreciation for all securities of $3,423,559 and aggregated gross unrealized depreciation for all securities of $2,556,392.
   (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
   (c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCK - 97.1%

                                                       Shares          Value
                                                     ----------     -----------
AUTO & TRANSPORTATION -- 1.7%
RECREATIONAL VEHICLES & BOATS -- 1.1%
  Harley-Davidson ..................................     10,000     $   452,600
                                                                    -----------
TRANSPORTATION MISCELLANEOUS -- 0.6%
  United Parcel Service, Cl B ......................      5,250         267,750
                                                                    -----------
  Total Auto & Transportation ......................                    720,350
                                                                    -----------
CONSUMER DISCRETIONARY -- 9.9%
COMMUNICATIONS & MEDIA -- 1.4%
  AOL Time Warner* .................................     18,397         574,170
                                                                    -----------
RESTAURANTS -- 0.5%
  Starbucks* .......................................     11,600         198,592
                                                                    -----------
RETAIL -- 6.6%
  Best Buy* ........................................      7,900         433,710
  BJ' s Wholesale Club* ............................     13,500         685,395
  Costco Wholesale* ................................     13,240         500,869
  Kohl's* ..........................................      8,100         450,441
  Lowe' s ..........................................      9,400         320,540
  Wal-Mart Stores ..................................      8,200         421,480
                                                                    -----------
                                                                      2,812,435
                                                                    -----------
SERVICES - COMMERCIAL -- 1.4%
  Waste Management .................................     25,300         619,850
                                                                    -----------
  Total Consumer Discretionary .....................                  4,205,047
                                                                    -----------
CONSUMER STAPLES -- 11.5%
BEVERAGE - SOFT DRINKS -- 3.9%
  Pepsi Bottling Group .............................     14,200         660,016
  PepsiCo ..........................................     20,000         974,200
                                                                    -----------
                                                                      1,634,216
                                                                    -----------
DRUG & GROCERY STORE CHAINS -- 2.0%
  Kroger* ..........................................     34,600         846,316
                                                                    -----------
FOODS -- 4.6%
  General Mills ....................................      9,100         417,872
  Hershey Foods ....................................     11,100         707,403
  Sysco ............................................     34,800         839,028
                                                                    -----------
                                                                      1,964,303

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                       Shares          Value
                                                     ----------     -----------

SOAPS & HOUSEHOLD CHEMICALS -- 1.0%
  Procter & Gamble .................................      5,800     $   427,924
                                                                    -----------
  Total Consumer Staples ...........................                  4,872,759
                                                                    -----------
FINANCIAL SERVICES -- 10.1%
BANKS - OUTSIDE NEW YORK CITY -- 0.8%
  BB&T .............................................     11,000         353,100
                                                                    -----------
FINANCE DATA PROCESS SERVICES -- 3.1%
  Affiliated Computer Services, Cl A* ..............      7,400         651,570
  Concord EFS* .....................................     23,500         643,195
                                                                    -----------
                                                                      1,294,765
                                                                    -----------
FINANCE - SMALL LOAN -- 1.3%
  USA Education ....................................      7,000         570,920
                                                                    -----------
FINANCIAL MISCELLANEOUS -- 1.7%
  AMBAC Financial Group ............................      8,400         403,200
  Federal Home Loan Mortgage .......................      4,900         332,318
                                                                    -----------
                                                                        735,518
                                                                    -----------
INSURANCE - MULTI-LINE -- 3.2%
  Aflac ............................................     12,400         303,304
  American International Group .....................     13,079       1,028,009
                                                                    -----------
                                                                      1,331,313
                                                                    -----------
  Total Financial Services .........................                  4,285,616
                                                                    -----------
HEALTHCARE -- 27.8%
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 5.1%
  Amgen* ...........................................     17,100         971,622
  Baxter International .............................     15,100         730,387
  Genzyme-General Division* ........................      8,700         469,365
                                                                    -----------
                                                                      2,171,374
                                                                    -----------
DRUGS & PHARMACEUTICALS -- 15.9%
  Allergan .........................................      6,000         430,740
  American Home Products ...........................     15,200         848,616
  Cardinal Health ..................................     14,212         953,767
  Johnson & Johnson ................................     26,100       1,511,451
  King Pharmaceuticals* ............................     19,900         775,901
  Pfizer ...........................................     52,750       2,210,225
                                                                    -----------
                                                                      6,730,700
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                       Shares          Value
                                                     ----------     -----------
HEALTH CARE FACILITIES -- 6.8%
  HCA. .............................................     13,350     $   529,461
  Laboratory Corp Of America Holdings* .............     13,600       1,172,320
  Manor Care* ......................................     11,500         268,640
  Tenet Healthcare* ................................     16,200         931,824
                                                                    -----------
                                                                      2,902,245
                                                                    -----------
  Total Healthcare .................................                 11,804,319
                                                                    -----------
MATERIALS & PROCESSING -- 2.3%
DIVERSIFIED MANUFACTURING -- 2.3%
  Tyco International ...............................     19,650         965,601
                                                                    -----------
  Total Materials & Processing .....................                    965,601
                                                                    -----------
OTHER ENERGY -- 1.2%
UTILITIES - GAS PIPELINES -- 1.2%
  EL Paso ..........................................     10,700         524,942
                                                                    -----------
   Total Other Energy ..............................                    524,942
                                                                    -----------
PRODUCER DURABLES -- 3.5%
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 1.2%
  Pitney Bowes .....................................     14,100         516,906
                                                                    -----------
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.3%
  Kla-Tencor* ......................................      9,700         396,342
  Novellus Systems* ................................     17,800         587,934
                                                                    -----------
                                                                        984,276
                                                                    -----------
  Total Producer Durables ..........................                  1,501,182
                                                                    -----------
TECHNOLOGY -- 22.3%
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 6.8%
  Citrix Systems* ..................................     21,400         500,760
  Microsoft* .......................................     40,790       2,371,939
                                                                    -----------
                                                                      2,872,699
                                                                    -----------
COMMUNICATIONS TECHNOLOGY -- 2.6%
  Cisco Systems* ...................................     65,341       1,105,570
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                       Shares          Value
                                                     ----------     -----------
COMPUTER TECHNOLOGY -- 8.5%
  Dell Computer* ...................................     18,600     $   446,028
  Electronic Data Systems ..........................     13,500         868,995
  International Business Machines ..................     14,200       1,534,594
  Nvidia* ..........................................     17,200         737,192
                                                                    -----------
                                                                      3,586,809
                                                                    -----------
ELECTRICAL - TECHNOLOGY -- 1.4%
  General Dynamics .................................      7,400         603,840
                                                                    -----------
ELECTRONICS - SEMICONDUCTORS/COMPONENTS -- 3.0%
  Intel ............................................     39,406         962,295
  Microchip Technology .............................     10,200         318,444
                                                                    -----------
                                                                      1,280,739
                                                                    -----------
  Total Technology .................................                  9,449,657
                                                                    -----------
UTILITIES -- 0.8%
UTILITIES - TELECOMMUNICATIONS -- 0.8%
  Sprint Corp-PCS Group* ...........................     14,300         318,890
                                                                    -----------
  Total Utilities ..................................                    318,890
                                                                    -----------
OTHER -- 6.0%
MULTI-SECTOR COMPANIES -- 6.0%
  Fortune Brands ...................................     13,000         479,050
  General Electric .................................     56,230       2,047,334
                                                                    -----------
  Total Other ......................................                  2,526,384
                                                                    -----------
  TOTAL COMMON STOCK
      (Cost $42,911,151) ...........................                 41,174,747
                                                                    -----------
SHORT-TERM INVESTMENT -- 2.6%

                                                          Face
                                                         Amount
                                                      -----------
REPURCHASE AGREEMENT -- 2.6%
  JP Morgan Chase Securities, Inc. 2.40%,
      dated 10/31/01, due 11/01/01, to be
      repurchased at $1,084,072 collateralized
      by $932,351 of various U.S. Treasury
      Obligations valued at
      $1,120,519 (Cost .$ 1,084,000) ...............   $1,084,000     $1,084,000
                                                                      ----------
  TOTAL INVESTMENTS -- 99.7%
      (Cost $43,995,151) (a) .......................                  42,258,747
                                                                      ----------
  OTHER ASSETS AND LIABILITIES, NET -- 0.3% ........                     144,835
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

NET ASSETS CONSISTS OF:

  Paid in Capital ................................................ $ 55,821,177
  Accumulated Net Realized Loss ..................................  (11,681,191)
  Net Unrealized Depreciation on Investments .....................   (1,736,404)
                                                                   ------------
  TOTAL NET ASSETS -- 100.0% ..................................... $ 42,403,582
                                                                   ============

  Institutional Class Shares: ....................................
  Shares Issued and Outstanding (authorized 100 million shares --
      $0.001 par value) ..........................................    4,366,759
  Net Asset Value, Offering and Redemption Price Per Share .......        $9.71
                                                                          =====

  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $44,011,299. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $1,752,552. This consisted of aggregate gross unrealized appreciation for all securities of $1,736,680 and aggregated gross unrealized depreciation for all securities of $3,489,232.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 2001

STATEMENTS OF OPERATIONS

                                                     Sirach                             Sirach
                                                     Special         Sirach            Strategic         Sirach           Sirach
                                                     Equity          Growth            Balanced           Bond            Equity
                                                    Portfolio       Portfolio          Portfolio        Portfolio       Portfolio
                                                  ------------     ------------      ------------      -----------     ------------
Investment Income
Dividends .....................................   $    327,416     $    285,372      $    219,917      $        --     $    267,655
Interest ......................................        347,657           55,057         1,658,570        6,470,340           77,409
Less: Foreign Taxes Withheld ..................         (2,176)             (55)              (34)              --              (87)

                                                  ------------     ------------      ------------      -----------     ------------
  Total Income ................................        672,897          340,374         1,878,453        6,470,340          344,977
                                                  ------------     ------------      ------------      -----------     ------------
Expenses
Investment Advisory Fees -- Note B ............      1,111,450          282,660           390,305          359,452          340,696
Administrative Fees -- Note C .................        188,740          115,336           123,492          145,394          102,525
Custodian Fees ................................         24,818            9,490             9,639           16,693            7,410
Transfer Agent Fees ...........................         45,039           18,000            19,899           39,237           20,030
Directors' Fees -- Note E .....................         13,794            6,655             7,399            8,223            6,120
Shareholder Servicing Fees -- Note F ..........         41,204           45,701            18,042          101,721           72,012
Audit Fees ....................................         24,245           19,479            17,642           19,469           12,900
Legal Fees ....................................         24,968           10,979            12,082           16,984           11,333
Printing Fees .................................         23,246           14,701            16,519           15,128           16,289
Registration and Filing Fees ..................         16,259            9,560             5,131           15,936           18,550
Other Expenses ................................         30,009           13,696            12,640           17,905            9,579
                                                  ------------     ------------      ------------      -----------     ------------
  Total Expenses ..............................      1,543,772          546,257           632,790          756,142          617,444
                                                  ------------     ------------      ------------      -----------     ------------
Less:
Waiver of Investment
  Advisory Fees -- Note B ....................              --               --                --         (239,915)        (144,602)
                                                  ------------     ------------      ------------      -----------     ------------
Net Expenses Before
  Expense Offset ..............................      1,543,772          546,257           632,790          516,227          472,842
                                                  ------------     ------------      ------------      -----------     ------------
Expense Offset -- Note A ......................         (5,905)          (1,215)           (2,272)          (2,725)          (1,107)
                                                  ------------     ------------      ------------      -----------     ------------
Net Expenses After
  Expense Offset ..............................      1,537,867          545,042           630,518          513,502          471,735
                                                  ------------     ------------      ------------      -----------     ------------
Net Investment Income (Loss) ..................       (864,970)        (204,668)        1,247,935        5,956,838         (126,758)
                                                  ------------     ------------      ------------      -----------     ------------
Net Realized Gain (Loss)
  on Investments* .............................    (52,931,251)      (1,393,629)       (1,524,827)       2,166,406      (11,665,452)
                                                  ------------     ------------      ------------      -----------     ------------
Net Change in Unrealized
  Appreciation (Depreciation) .................    (25,880,301)     (18,640,974)      (11,209,594)       2,373,946      (17,799,778)
                                                  ------------     ------------      ------------      -----------     ------------
Net Gain (Loss) on Investments ................    (78,811,552)     (20,034,603)      (12,734,421)       4,540,352      (29,465,230)
                                                  ------------     ------------      ------------      -----------     ------------
Net Increase (Decrease)
  in Net Assets Resulting
  from Operations .............................   $(79,676,522)    $(20,239,271)     $(11,486,486)     $10,497,190     $(29,591,988)
                                                  ============     ============      ============      ===========     ============

*    Includes realized gain as a result of a redemption in kind (see Note I).

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year            Year
                                                               Ended           Ended
                                                            October 31,      October 31,
                                                                2001            2000
                                                           ------------     -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Loss ...................................  $   (864,970)    $ (1,145,315)
  Net Realized Gain (Loss) ..............................   (52,931,251)      71,497,420
  Net Change in Unrealized Appreciation (Depreciation) ..   (25,880,301)      (2,828,976)
                                                           ------------     ------------
  Net Increase (Decrease) in Net Assets
      Resulting from Operations .........................   (79,676,522)      67,523,129
                                                           ------------     ------------
Distributions:
  Net Realized Gain .....................................   (69,759,680)     (61,215,125)
                                                           ------------     ------------
Capital Share Transactions (Note J):
  Issued ................................................    51,528,494       69,126,222
  In Lieu of Cash Distributions .........................    68,759,018       60,027,420
  Redeemed ..............................................   (58,946,793)    (103,928,760)
                                                           ------------     ------------
  Net Increase from Capital Share Transactions ..........    61,340,719       25,224,882
                                                           ------------     ------------
      Total Increase (Decrease) .........................   (88,095,483)      31,532,886
Net Assets:
  Beginning of Period ...................................   215,910,366      184,377,480
                                                           ------------     ------------
  End of Period .........................................  $127,814,883     $215,910,366
                                                           ============     ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year            Year
                                                               Ended           Ended
                                                            October 31,      October 31,
                                                                2001            2000
                                                           ------------     -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Loss ...................................  $   (204,668)    $   (351,034)
  Net Realized Gain (Loss) ..............................    (1,393,629)       9,577,539
  Net Change in Unrealized Appreciation (Depreciation) ..   (18,640,974)       1,073,027
                                                           ------------     ------------
  Net Increase (Decrease) in Net Assets Resulting from
      Operations ........................................   (20,239,271)      10,299,532
                                                           ------------     ------------
Distributions:
  Net Realized Gain
      Institutional Class ...............................    (9,526,396)     (24,184,892)
      Institutional Service Class .......................            --       (3,397,898)
                                                           ------------     ------------
        Total Distributions .............................    (9,526,396)     (27,582,790)
                                                           ------------     ------------
Capital Share Transactions (Note J):
  Institutional Class
      Issued ............................................     8,136,091       21,362,928
      In Lieu of Cash Distributions .....................     7,347,305       18,895,083
      Redeemed ..........................................   (21,459,825)     (19,897,823)
                                                           ------------     ------------
      Net Increase (Decrease) from Institutional
        Class Shares ....................................    (5,976,429)      20,360,188
                                                           ------------     ------------
  Institutional Service Class: (1)
      Issued ............................................            --        4,022,102
      In Lieu of Cash Distributions .....................            --        3,397,874
      Redeemed ..........................................            --      (14,358,772)
                                                           ------------     ------------
      Net Decrease from Institutional Service
        Class Shares ....................................            --       (6,938,796)
                                                           ------------     ------------
      Net Increase (Decrease) from Capital
        Share Transactions ..............................    (5,976,429)      13,421,392
                                                           ------------     ------------
        Total Decrease ..................................   (35,742,096)      (3,861,866)
Net Assets:
  Beginning of Period                                        67,376,275       71,238,141
                                                           ------------     ------------
  End of Period                                            $ 31,634,179     $ 67,376,275
                                                           ============     ============

(1) The Institutional Service Class fully liquidated its assets on August 10, 2000.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year            Year
                                                               Ended           Ended
                                                            October 31,      October 31,
                                                                2001            2000
                                                           ------------     -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income .................................  $  1,247,935     $  1,486,887
  Net Realized Gain (Loss)* .............................    (1,524,827)       4,842,394
  Net Change in Unrealized Appreciation (Depreciation) ..   (11,209,594)       1,438,310
                                                           ------------     ------------
  Net Increase (Decrease) in Net Assets Resulting
      from Operations ...................................   (11,486,486)       7,767,591
                                                           ------------     ------------
Distributions:
  Net Investment Income .................................    (1,307,756)      (1,569,838)
  Net Realized Gain                                          (4,824,897)     (10,303,714)
                                                           ------------     ------------
    Total Distributions .................................    (6,132,653)     (11,873,552)
                                                           ------------     ------------
Capital Share Transactions (Note J):
  Issued ................................................    13,315,964       11,229,225
  In Lieu of Cash Distributions .........................     6,119,795       11,754,270
  Redeemed* .............................................   (18,938,326)     (17,902,776)
                                                           ------------     ------------
  Net Increase from Capital Share Transactions ..........       497,433        5,080,719
                                                           ------------     ------------
    Total Increase (Decrease) ...........................   (17,121,706)         974,758
Net Assets:
  Beginning of Period ...................................    71,988,896       71,014,138
                                                           ------------     ------------
  End of Period (including undistributed net investment
      income of $108,467 and $169,189, respectively)       $ 54,867,190     $ 71,988,896
                                                           ============     ============

* Includes realized gain and redemption as a result of a redemption in kind (see Note I).

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                               Year                Year
                                              Ended                Ended
                                            October 31,         October 31,
                                               2001                2000
                                           ------------        ------------
Increase in Net Assets
Operations:
   Net Investment Income ................  $  5,956,838        $  4,845,441
   Net Realized Gain (Loss) .............     2,166,406            (304,322)
   Net Change in Unrealized
      Appreciation (Depreciation) .......     2,373,946             399,271
                                           ------------        ------------
   Net Increase in Net Assets
     Resulting from Operations ..........    10,497,190           4,940,390
                                           ------------        ------------
Distributions:
   Net Investment Income
      Institutional Class ...............    (5,904,354)         (4,763,994)
      Institutional Service Class .......            --             (59,969)
                                           ------------        ------------
         Total Distributions ............    (5,904,354)         (4,823,963)
                                           ------------        ------------
Capital Share Transactions (Note J):
   Institutional Class:
      Issued ............................    52,629,749          29,787,985
      Value from shares issued in
      connection with acquisition of
         Common Trust Fund Assets
           (Note K) .....................            --           7,124,850
      In Lieu of Cash Distributions .....     5,672,984           4,758,553
      Redeemed ..........................   (31,412,303)        (21,995,029)
                                           ------------        ------------
      Net Increase from Institutional
         Class Shares ...................    26,890,430          19,676,359
                                           ------------        ------------
   Institutional Service Class: (1)
     Issued .............................            --             535,015
     In Lieu of Cash ....................            --              43,472
     Distributions
     Redeemed ...........................            --          (1,525,731)
                                           ------------        ------------
     Net Decrease from Institutional
        Service Class Shares ............            --            (947,244)
                                           ------------        ------------
     Net Increase from Capital Share
        Transactions ....................    26,890,430          18,729,115
                                           ------------        ------------
        Total Increase ..................    31,483,266          18,845,542

Net Assets:
   Beginning of Period ..................    84,661,042          65,815,500
                                           ------------        ------------
   End of Period (including
      undistributed net investment
      income of $568,449 and $515,965,
      respectively) .....................  $116,144,308        $ 84,661,042
                                           ============        ============

(1) The Institutional Service Class fully liquidated its assets on July 6, 2000.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                Year                  Year
                                               Ended                 Ended
                                             October 31,           October 31,
                                                2001                  2000
                                            ------------          ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss ...................  $   (126,758)         $   (284,146)
   Net Realized Gain (Loss) ..............   (11,665,452)            3,873,485
   Net Change in Unrealized
      Appreciation (Depreciation) ........   (17,799,778)           (3,569,025)
                                            ------------          ------------
   Net Increase (Decrease)
      in Net Assets Resulting from
      Operations .........................   (29,591,988)               20,314
                                            ------------          ------------
Distributions:
   Net Realized Gain .....................    (3,834,013)           (7,731,144)
                                            ------------          ------------
Capital Share Transactions (Note J):
   Issued ................................    16,112,981            23,991,506
   Value from shares issued in
      connection with acquisition of
      Common Trust Fund Assets (Note K) ..            --            26,900,602
   In Lieu of Cash Distributions .........     3,611,046             7,629,109
   Redeemed ..............................   (17,384,982)          (20,445,460)
                                            ------------          ------------
   Net Increase from Capital
      Share Transactions .................     2,339,045            38,075,757
                                            ------------          ------------
      Total Increase (Decrease) ..........   (31,086,956)           30,364,927
Net Assets:
   Begining of Period ....................    73,490,538            43,125,611
                                            ------------          ------------
   End of Period .........................  $ 42,403,582          $ 73,490,538
                                            ============          ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                      Institutional Class
                                                     Years Ended October 31,
                                  -------------------------------------------------------------
                                    2001        2000         1999          1998          1997
                                  --------    --------     --------      --------      --------
Net Asset Value, Beginning
   of Period .................... $  13.19    $  13.36     $  10.09      $  14.95      $  17.98
                                  --------    --------     --------      --------      --------
Income from Investment
   Operations
Net Investment Income (Loss) ....    (0.03)      (0.07)       (0.07)        (0.10)        (0.09)
Net Realized and Unrealized
   Gain (Loss) ..................    (3.75)       4.40         5.85         (1.90)         0.98
                                  --------    --------     --------      --------      --------
Total from Investment
   Operations ...................    (3.78)       4.33         5.78         (2.00)         0.89
                                  --------    --------     --------      --------      --------
Distributions:
   Net Investment Income ........       --          --           --            --            --
   Net Realized Gain ............    (4.28)      (4.50)       (2.51)        (2.86)        (3.92)
                                  --------    --------     --------      --------      --------
  Total Distributions ...........    (4.28)      (4.50)       (2.51)        (2.86)        (3.92)
                                  --------    --------     --------      --------      --------
Net Asset Value, End of
   Period ....................... $   5.13    $  13.19     $  13.36      $  10.09      $  14.95
                                  ========    ========     ========      ========      ========
Total Return ....................   (37.24)%     36.47%       71.28%       (14.99)%        8.11%
                                  ========    ========     ========      ========      ========
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) .................. $127,815    $215,910     $184,377      $154,373      $368,430
Ratio of Expenses to
   Average Net Assets ...........     0.97%       0.88%        0.94%         0.92%         0.89%
Ratio of Net Investment
   Loss to Average
   Net Assets ...................    (0.54)%     (0.49)%      (0.57)%       (0.61)%       (0.53)%
Portfolio Turnover Rate .........      157%        143%         205%          126%          114%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                       Institutional Class
                                                      Years Ended October 31,
                                   ---------------------------------------------------------------
                                      2001        2000         1999          1998          1997
                                   ---------    ---------    ---------     ---------     ---------
Net Asset Value, Beginning
   of Period ..................... $   11.06    $   14.63    $   13.76     $   15.44     $   14.01
                                   ---------    ---------    ---------     ---------     ---------
Income from Investment
   Operations
Net Investment Income (Loss) .....     (0.04)       (0.06)       (0.06)         0.02          0.12
Net Realized and Unrealized
   Gain (Loss) ...................     (3.34)        2.00         3.37          1.47          3.55
                                   ---------    ---------    ---------     ---------     ---------
Total from Investment
   Operations ....................     (3.38)        1.94         3.31          1.49          3.67
                                   ---------    ---------    ---------     ---------     ---------
Distributions:
   Net Investment Income .........        --           --           --         (0.04)        (0.13)
   Net Realized Gain .............     (1.60)       (5.51)       (2.44)        (3.13)        (2.11)
                                   ---------    ---------    ---------     ---------     ---------
  Total Distributions ............     (1.60)       (5.51)       (2.44)        (3.17)        (2.24)
                                   ---------    ---------    ---------     ---------     ---------
Net Asset Value, End of
   Period ........................ $    6.08    $   11.06    $   14.63     $   13.76     $   15.44
                                   =========    =========    =========     =========     =========
Total Return .....................    (34.30)%      14.69%       26.90%        11.45%        30.86%
                                   =========    =========    =========     =========     =========
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ................... $  31,634    $  67,376    $  62,231     $  84,423     $ 132,530
Ratio of Expenses to
   Average Net Assets ............      1.26%        1.09%        1.01%         0.91%         0.90%
Ratio of Net Investment
   Income (Loss) to Average
   Net Assets ....................     (0.47)%      (0.44)%      (0.35)%        0.17%         0.84%
Portfolio Turnover Rate ..........        70%          71%          90%          103%          138%


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period



                                                        Institutional Class
                                                       Years Ended October 31,
                                  ------------------------------------------------------------------
                                     2001           2000         1999          1998           1997
                                  ----------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning
   of Period .................... $    11.59     $   12.32     $   11.56     $   12.44     $   11.99
                                  ----------     ---------     ---------     ---------     ---------
Income from Investment
   Operations
Net Investment Income ...........       0.16          0.24          0.25          0.28          0.37
Net Realized and Unrealized
   Gain (Loss) ..................      (1.98)         1.05          1.49          0.88          1.81
                                  ----------     ---------     ---------     ---------     ---------
Total from Investment
   Operations ...................      (1.82)         1.29          1.74          1.16          2.18
                                  ----------     ---------     ---------     ---------     ---------
Distributions:
   Net Investment Income ........      (0.21)        (0.25)        (0.25)        (0.29)        (0.37)
   Net Realized Gain ............      (0.79)        (1.77)        (0.73)        (1.75)        (1.36)
                                  ----------     ---------     ---------     ---------     ---------
  Total Distributions ...........      (1.00)        (2.02)        (0.98)        (2.04)        (1.73)
                                  ----------     ---------     ---------     ---------     ---------
Net Asset Value, End of
   Period ....................... $     8.77     $   11.59     $   12.32     $   11.56     $   12.44
                                  ==========     =========     =========     =========     =========
Total Return ....................     (16.62)%       11.07%        15.74%        10.63%        20.78%
                                  ==========     =========     =========     =========     =========
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) .................. $   54,867     $  71,989     $  71,014     $  84,522     $  86,204
Ratio of Expenses to
   Average Net Assets ...........       1.05%         1.00%         1.01%         1.01%         0.97%
Ratio of Net Investment
   Income to Average
   Net Assets ...................       2.08%         1.99%         2.00%         2.39%         3.06%
Portfolio Turnover Rate .........        111%           68%           83%           87%          128%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                        Institutional Class
                                       -----------------------------------------------------
                                                                                 November 3,
                                                                                  1997+ to
                                                                                 October 31,
                                         2001           2000          1999          1998
                                       ---------     ---------      ---------     ---------
Net Asset Value,
   Beginning of Period ..............  $    9.68     $    9.70      $   10.35     $   10.00
                                       ---------     ---------      ---------     ---------
Income from Investment
   Operations
Net Investment Income ...............       0.58          0.62           0.60          0.59
Net Realized and Unrealized
   Gain (Loss) ......................       0.48         (0.01)         (0.54)         0.28
                                       ---------     ---------      ---------     ---------
Total from Investment
   Operations .......................       1.06          0.61           0.06          0.87
                                       ---------     ---------      ---------     ---------
Distributions:
   Net Investment Income ............      (0.59)        (0.63)         (0.60)        (0.52)
   Net Realized Gain ................         --            --          (0.11)           --
                                       ---------     ---------      ---------     ---------
  Total Distributions ...............      (0.59)        (0.63)         (0.71)        (0.52)
                                       ---------     ---------      ---------     ---------
Net Asset Value,
   End of Period ....................  $   10.15     $    9.68      $    9.70     $   10.35
                                       =========     =========      =========     =========
Total Return++ ......................      11.14%         6.57%          0.58%         8.84%**
                                       =========     =========      =========     =========
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ......................  $ 116,144     $  84,661      $   64,84     $  63,409
Ratio of Expenses to Average
   Net Assets .......................       0.50%         0.50%          0.50%         0.51%*
Ratio of Net Investment Income
   to Average Net Assets ............       5.80%         6.45%          5.90%         5.95%*
Portfolio Turnover Rate .............        191%          150%           170%          168%

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Total Return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                 Institutional Class
                                                               Years Ended October 31,
                                           ---------------------------------------------------------------
                                             2001         2000          1999          1998         1997
                                           ---------    ---------     ---------     --------     ---------
Net Asset Value, Beginning
   of Period ............................  $   17.42    $   19.36     $   15.59     $  13.98     $   10.97
                                           ---------    ---------     ---------     --------     ---------
Income from Investment Operations
Net Investment Income (Loss) ............      (0.03)       (0.07)        (0.04)       (0.01)         0.03
Net Realized and
  Unrealized Gain (Loss) ................      (6.76)        1.65          4.08         2.01          3.06
                                           ---------    ---------     ---------     --------     ---------
Total from Investment Operations ........      (6.79)        1.58          4.04         2.00          3.09
                                           ---------    ---------     ---------     --------     ---------
Distributions:
   Net Investment Income ................         --           --            --        (0.01)        (0.02)
   Net Realized Gain ....................      (0.92)       (3.52)        (0.27)       (0.38)        (0.06)
                                           ---------    ---------     ---------     --------     ---------
  Total Distributions ...................      (0.92)       (3.52)        (0.27)       (0.39)        (0.08)
                                           ---------    ---------     ---------     --------     ---------
Net Asset Value, End of Period ..........  $    9.71    $   17.42     $   19.36     $  15.59     $   13.98
                                           =========    =========     =========     ========     =========
Total Return++ ..........................     (40.64)%       7.62%        26.17%       14.63%        28.34%
                                           =========    =========     =========     ========     =========
Ratios and
   Supplemental Data
Net Assets, End of Period
   (Thousands) ..........................  $  42,404    $  73,491     $  43,125     $ 37,939     $  26,169
Ratio of Expenses to
   Average Net Assets ...................       0.90%        0.90%         0.90%        0.90%         0.90%
Ratio of Net Investment Income (Loss)
   to Average Net Assets ................      (0.24)%      (0.43)%       (0.21)%      (0.08)%        0.30%
Portfolio Turnover Rate .................         92%          73%          121%          75%           89%


++ Total Return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     UAM Funds Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 2001, the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The Portfolios are authorized to offer two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares. The Sirach Growth Portfolio and the Sirach Bond Portfolio had Institutional Service Class Shares until August 10, 2000 and July 6, 2000, respectively, at which time the classes were fully liquidated. Both classes of shares had identical voting rights (except Institutional Service Class shareholders had exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

        Sirach Special Equity Portfolio seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small capitalized companies with particularly attractive financial characteristics.

        Sirach Growth Portfolio seeks to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks.

         Sirach Strategic Balanced Portfolio seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

         Sirach Bond Portfolio seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

         Sirach Equity Portfolio seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, in a diversified Portfolio of common stocks.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------
         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

         Permanent book and tax basis differences resulted in reclassifications as follows:

                                 Undistributed            Accumulated
                                 Net Investment          Net Realized          Paid in
Sirach Portfolios                    Income               Gain (Loss)          Capital
---------------                  ---------------      ------------------   ---------------
Special Equity ..............     $    864,970          $      2,262          (867,232)
Growth ......................          204,668                   173          (204,841)
Strategic Balanced ..........             (901)             (815,882)          816,783
Equity ......................          126,757                   137          (126,894)

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

         6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), an affiliate of Old

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------
Mutual (US) Holdings Inc. (formerly United Asset Management Corporation,
"UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of average daily net assets for the month as follows:

Sirach Portfolios                                           Rate
----------------                                         ----------
Special Equity ..................................           0.70%
Growth ..........................................           0.65%
Strategic Balanced ..............................           0.65%
Bond ............................................           0.35%
Equity ..........................................           0.65%

     The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Bond and the Equity Portfolios' total annual operating expenses, from exceeding, 0.50% and 0.90% of average daily net assets, respectively.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Service, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administrative Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DSI") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolios paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 per Portfolio and a fee based on the number of active shareholder accounts.

     For the five months ended March 31, 2001, UAMFSI earned the following amounts from the Portfolios and paid the following to SEI, DST and UAMSSC for their services:

                                Administration    Portion Paid   Portion Paid     Portion Paid
Sirach Portfolios                    Fees            to SEI         to DST          to UAMSSC
---------------                 ---------------   ------------   ------------   ----------------
Special Equity ...............       $94,440         $36,491        $12,223           $6,109
Growth .......................        70,305          22,612         22,650            6,049
Strategic Balanced ...........        60,908          14,612          8,512            4,639
Bond .........................        67,428          26,305         11,029            5,042
Equity .......................        50,670          22,025          5,824            3,940

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum (with the exception of the Strategic Balanced Portfolio which is 0.093%) of the average daily net assets of the Portfolio and an annual base fee of $54,500 per Portfolio. For the seven months ending October 31, 2001 the Administrator was paid the following:

Sirach Portfolios                                        Administration Fees
-----------------                                        -------------------
Special Equity ......................................           $94,300
Growth ..............................................            45,031
Strategic Balanced ..................................            62,584
Bond ................................................            77,966
Equity ..............................................            51,855

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the seven months ended October 31, 2001, PBHGSSC was paid $24,259, 5,729, 7,699, 15,161, and 7,755 by the Special Equity, Growth, Strategic Balanced, Bond and Equity Portfolios, respectively.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record-keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended October 31, 2001, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:


Sirach Portfolios                                        Purchases             Sales
-----------------                                     ---------------    ---------------
Special Equity ................................       $   240,839,382    $   247,757,739
Growth ........................................            29,969,925         43,623,958
Strategic Balanced ............................            46,308,419         45,991,236
Bond ..........................................            85,780,354         86,206,956
Equity ........................................            47,200,762         49,588,122

     Purchases and sales of long-term U.S. Government securities were $14,828,521 and $21,431,507 respectively, for the Sirach Strategic Balanced Portfolio and $88,532,824 and $83,857,270, respectively, for the Sirach Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Equity Portfolio.

     H. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001, such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. At the year ended October 31, 2001, the Portfolios had no borrowings under the agreement.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     I. Other: At October 31, 2001 the Sirach Portfolios had available capital loss carryovers for Federal income tax purpose.

                                          Capital Loss
                                          Carryovers
                                         Expiring 2009
                                         -------------
Special Equity .........................  $52,992,279
Growth .................................    1,391,901
Strategic Balanced .....................    2,397,066
Equity .................................   11,665,044

     At October 31, 2001 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                   No. of              %
Sirach Portfolios                                Shareholders      Ownership
-----------------                                ------------      ---------
Special Equity ................................       1               23
Growth ........................................       3               71
Strategic Balanced ............................       2               41
Bond ..........................................       1               17
Equity ........................................       4               49

     During the year ended October 31, 2001, the Strategic Balanced Portfolio distributed securities in lieu of cash for an Institutional Shareholder redemption. The shareholder received a pro-rata portion of the Portfolio's holdings. The value of the redemption was $9,298,768 (of which $816,783 was a realized gain for financial reporting purposes). Institutional shares of 976,259 were redeemed from the Portfolio as a part of this transaction. This transaction was completed following guidelines approved by the Board of Directors.

     J. Capital Share Transactions: Transactions in capital shares for the portfolios, by class, were as follows:

                                                                      Institutional
                                     Institutional Class Shares    Service Class Shares
                                     ---------------------------   --------------------
                                         Year           Year               Year
                                        Ended          Ended              Ended
                                      October 31,    October 31,        October 31,
                                         2001           2000               2000*
                                      -----------    -----------        -----------
Sirach Special Equity Portfolio:
Issued .............................   8,113,643      4,940,998                 --
In Lieu of Cash Distributions ......   9,864,983      5,112,839                 --
Redeemed ...........................  (9,425,962)    (7,483,356)                --
                                      ----------     ----------         ----------
Net Increase (Decrease) in
   Shares Outstanding ..............   8,552,664      2,570,481                 --
                                      ==========     ==========         ==========

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

                                                                             Institutional
                                       Institutional Class Shares         Service Class Shares
                                       --------------------------         --------------------
                                           Year         Year                       Year
                                          Ended        Ended                       Ended
                                       October 31,   October 31,                October 31,
                                           2001         2000                       2000*
                                       -----------   -----------                -----------
Sirach Growth Portfolio:
Issued ...............................   1,065,928     1,792,466                    355,052
In Lieu of Cash Distributions ........     894,893     1,769,203                    302,554
Redeemed .............................  (2,848,115)   (1,722,597)                (1,293,679)
                                       -----------   -----------                -----------
Net Increase (Decrease) in
   Shares Outstanding ................    (887,294)    1,839,072                   (618,073)
                                       ===========   ===========                ===========
Sirach Strategic Balanced Portfolio:
Issued ...............................   1,395,519       946,437                         --
In Lieu of Cash Distributions ........     613,668     1,040,781                         --
Redeemed .............................  (1,962,709)   (1,538,943)                        --
                                       -----------   -----------                -----------
Net Increase (Decrease) in
   Shares Outstanding ................      46,478       448,275                         --
                                       ===========   ===========                ===========
Sirach Bond Portfolio:
Issued ...............................   5,248,300     3,115,968                     56,072
Shares Issued in Connection
   with Acquisition of Common
   Trust Fund Assets (Note K) ........          --       742,520                         --
In Lieu of Cash Distributions ........     568,379       492,136                      4,564
Redeemed .............................  (3,113,359)   (2,295,492)                  (160,550)
                                       -----------   -----------                -----------
Net Increase (Decrease) in
   Shares Outstanding ................   2,703,320     2,055,132                    (99,914)
                                       ===========   ===========                ===========
Sirach Equity Portfolio:
Issued ...............................   1,377,561     1,279,627                         --
Shares Issued in Connection
   with Acquisition of Common
   Trust Fund Assets (Note K) ........          --     1,387,509                         --
In Lieu of Cash Distributions ........     254,658       424,783                         --
Redeemed .............................  (1,484,316)   (1,100,597)                        --
                                       -----------   -----------                -----------
Net Increase (Decrease) in
   Shares Outstanding ................     147,903     1,991,322                         --
                                       ===========   ===========                ===========

* The Institutional Service Class fully liquidated its assets on August 10, 2000 for the Growth Portfolio and on July 6, 2000 for the Bond Portfolio.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     K. Common Trust Fund Conversions: On March 31, 2000, the Sirach Equity Portfolio and the Sirach Bond Portfolio acquired the assets of the Advisor's Equity Common Fund of Wilmington Trust Company and the Advisor's Fixed Income Fund of Wilmington Trust Company, respectively.

     The assets which consisted of securities and related receivables, were contributed on a tax-free basis. The number and value of shares issued by the acquiring funds are presented in Footnote J. Net assets and unrealized appreciation (depreciation) as of the conversion date were as follows:

                                                                                      Total Net           Acquired
                                                    Total Net         Total Net       Assets of             Fund
                                                    Assets of         Assets of       Acquiring          Unrealized
       Acquiring                Acquired            Acquired          Acquiring       Fund After        Appreciation
         Fund                     Fund                Fund              Fund          Conversion       (Depreciation)
  -------------------         -------------       --------------   --------------   --------------     ---------------
Sirach Equity Portfolio     Advisor' s Equity
                            Common Fund            $ 26,900,602     $ 54,220,069     $ 81,120,671       $ 10,651,270
Sirach Bond Portfolio       Advisor' s Fixed
                            Income Common             7,124,850       65,662,560       72,787,410           (161,878)
                            Fund

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sirach Special Equity Portfolio
Sirach Growth Portfolio
Sirach Strategic Balanced Portfolio
Sirach Bond Portfolio
Sirach Equity Portfolio

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Equity Portfolio (five of the portfolios constituting UAM Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
December 14, 2001

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)
Each of the Portfolios each hereby designate the following amounts as a long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return.

Sirach Portfolios
Special Equity Portfolio...................................        $25,429,522
Growth Portfolio...........................................          9,526,223
Strategic Balanced.........................................          4,823,996
Equity Portfolio...........................................          3,833,876

For the year ended October 31, 2001, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 0.4% for Sirach Special Equity Portfolio and 16.9% for Sirach Strategic Balanced Portfolio. The percentage of income earned from direct treasury obligations for the year ended October 31, 2001 is 18.1% and 16.8% for the Sirach Strategic Balanced Portfolio and the Sirach Bond Portfolio, respectively.

                                     NOTES

                                     NOTES

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------
Officers and Directors

James F. Orr, III                        Linda T. Gibson
Director, President and Chairman         Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajdan Vetterlein
Director                                 Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Director                                 Treasurer

Philip D. English                        Suzan M. Barron
Director                                 Assistant Secretary

William A. Humenuk                       Molly S. Mugler
Director                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Sirach Capital Management, Inc.
520 Pike Street
Suite 2800
Seattle, WA 98101

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                                       -----------------------------------------
                                       This report has been prepared for
                                       shareholders and may be distributed to
                                       others only if preceded or accompanied by
                                       a current prospectus.
                                       -----------------------------------------